                                                                  Exhibit 10.137


                          LOAN AND SECURITY AGREEMENT


     THIS AGREEMENT made this 2nd day of June, 1999, between DISPLAY TECHNOLOGIES, INC., a Nevada corporation ("Parent"), and its wholly-owned subsidiaries (collectively, "Borrower"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, with its principal office in Birmingham, Alabama ("Bank").

                               R E C I T A L S:
                               - - - - - - - -

     Borrower requested that Bank make available to Borrower a revolving line of credit of up to $10,000,000 and a term loan facility of $1,000,000 for its working capital and to refinance existing credit facilities. Borrower has also requested that Bank issue a standby letter of credit in the amount of up to $2,546,028 to secure $2,500,000 of Borrower's Variable/Fixed Rate Credit Enhanced Notes being newly issued pursuant to a Trust Indenture dated as of June 2, 1999, between Borrower and Bank, as trustee. Bank previously issued a letter of credit dated August 28, 1997, to secure a different series consisting of $2,500,000 of Variable/Fixed Rate Credit Enhanced Notes issued pursuant to a Trust Indenture dated as of August 1, 1997, between Borrower and Bank, as trustee. The 1997 Letter of Credit was issued pursuant to a Credit and Security Agreement dated as of August 1, 1997, between Bank and Borrower, which is being amended and supplemented by this Agreement. The Parent and its Subsidiaries (defined below) share an identity of interest as members of a consolidated group of companies. Parent provides centralized financial, accounting and management services to its Subsidiaries by virtue of intercompany advances and loans such that the financial accommodations to the Parent under this Agreement will directly and materially benefit its Subsidiaries. Bank is willing to make these credit facilities available to Borrower on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, Bank and Borrower agree as follows:

     1.   Defined Terms.  As used in this Loan and Security Agreement, the
          -------------
following terms shall have the following meanings:

          1.1  Account Debtor  --  any Person who is or may become obligated
               --------------
under or on account of an Account, Chattel Paper, General Intangible, or Instrument (as defined in the Code).

          1.2  Accounts -- all accounts, accounts receivable, chattel paper,
               --------
leases, instruments, documents, promissory notes, contracts for receipt of money, conditional sales contracts, and evidences of Debt of or owing to or acquired by Borrower whether now existing or hereafter arising, whether or not it has been earned by performance, and whether or not it has been billed, including (i) all accounts and other rights to payment of money which arise or result from Borrower's selling, leasing, or other disposition of Borrower's goods or the providing of services by Borrower, (ii) the proceeds of any insurance covering the Collateral, and (iii) the return of unearned insurance premiums.

          1.3  Affiliate -- any director or officer of Borrower or any
               ---------
Subsidiary or any Person who directly, indirectly or beneficially, owns 5% or more of the capital stock of Borrower or any Subsidiary, or 5% of the voting stock or rights of Borrower or any Subsidiary, or any member of the immediate family of any such officer, director, or stockholder, or any corporation or other entity which is controlled by, controls, or is under common control with, Borrower.

          1.4  Aggregate Loan Values -- the lesser of (i) the sum of
               ---------------------
$10,000,000, or (ii) the sum of the Loan Value of Accounts and the Loan Value of Inventory.

          1.5  Agreement -- this Loan and Security Agreement.
               ---------

          1.6  Applicable Margin -- with respect to the Revolving Loan, while
               -----------------
the Revolving Loan is a Base Rate Loan, 75 basis points (0.75%) and (b) while the Revolving Loan is a LIBOR Loan, 325 basis points (3.25%). The Applicable Margin will be subject to adjustment annually based on Borrower's performance under certain financial measures, commencing with the fiscal year ended June 30, 2000, as follows:

--------------------------------------------------------------------------------------------------------
                  Financial Ratio                                  Applicable Margin
                  ---------------                                  -----------------
--------------------------------------------------------------------------------------------------------
Funded Debt divided by EBITDA is greater than 3.0.

- and -                                               Base Rate:                LIBOR Rate:
                                                      One percent (1%)          Three and one-half
EBIDA divided by CMLTD + CMCL +                                                 percent (3.5%)
Interest + Distributions less than 1.25
--------------------------------------------------------------------------------------------------------
Funded Debt divided by EBITDA is less than 3.0.

- and -                                               Base Rate:                LIBOR Rate:
                                                      Three-quarter             Three and one-quarter
EBIDA divided by CMLTD + CMCL +                       percent (3/4%)            percent (3.25%)
Interest + Distributions greater than 1.25
--------------------------------------------------------------------------------------------------------
Funded Debt divided by EBITDA is less than  2.5.

- and -                                               Base Rate:                LIBOR Rate:
                                                      One-half percent (1/2%)   Three percent (3%)
EBIDA divided by CMLTD + CMCL +
Interest + Distributions greater than 1.50
--------------------------------------------------------------------------------------------------------
Funded Debt divided by EBITDA is less than 2.0

- and -                                               Base Rate:                LIBOR Rate:
                                                      one-quarter               Two and three-quarters
EBIDA divided by CMLTD + CMCL +                       percent (1/4%)            percent (2.75%)
Interest + Distributions greater than 1.75
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Funded Debt divided by EBITDA is less than 1.5
percent (3.25%)
- and -                                               Base Rate:           LIBOR Rate:
                                                      Zero percent (0%)    Two and one-half
EBIDA divided by CMLTD + CMCL +                                            percent (2.50%)
Interest + Distributions greater than 2.0
-----------------------------------------------------------------------------------------------

"CMLTD" means current maturities of long term debt of Parent and its Subsidiaries on a consolidated basis.
"CMCL" means current maturities of capital leases of Parent and its Subsidiaries on a consolidated basis.
"EBIDA" means earnings before interest, depreciation, and amortization of Parent and its Subsidiaries on a consolidated basis.

          1.7  Bank -- SouthTrust Bank, National Association, and its successors
               ----
and assigns, a party to this Agreement.

          1.8  Base Rate -- the rate of interest designated by Bank periodically
               ---------
as its Base Rate. The Base Rate is not necessarily the lowest interest rate charged by Bank.

          1.9  Borrower -- Display Technologies, Inc., a Nevada corporation, and
               --------
its wholly-owned subsidiaries, including Ad Art Electronic Sign Corporation, a Florida corporation, Certified Maintenance Service, Inc., a Florida corporation, Don Bell Industries, Inc., a Florida corporation, J. M. Stewart Manufacturing, Inc., a Florida corporation, La-Man Corporation, a Nevada corporation, J. M. Stewart Corporation, a Florida corporation, J. M. Stewart Industries, Inc., a Florida corporation, and Vision Trust Marketing, Inc., a Florida corporation, each a party to this Agreement, and any other corporation that from time to time joins in this Agreement as a Borrower.

          1.10 Cash Capital Expenditures -- expenditures made from cash or from
               -------------------------
proceeds of the Revolving Loan (but not from the proceeds of a term loan or purchase money financing) for the acquisition of any fixed assets or improvements, replacements, substitutions, or additions thereto which have a useful life of more than one year, including the direct or indirect acquisition of such assets by way of increased product or service charges, offset items, or otherwise.

          1.11 Capitalized Lease Obligations -- any Debt represented by
               -----------------------------
obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Debt shall be the capitalized amount of such obligations determined in accordance with GAAP.

          1.12 Chattel Paper -- all writing or writings which evidence both a
               -------------
monetary obligation and a security interest in or the lease of specific goods, together with any guarantees, letters of credit, and other security therefor.

          1.13 Code -- the Uniform Commercial Code, as in effect in Florida from
               ----
time to time.

          1.14 Collateral -- collectively, Borrower's Accounts, Documents,
               ----------
Instruments, Equipment, Real Estate, Chattel Paper, General Intangibles, and Inventory, the other property and interests described in Section 8.1 ("Security Interest") and elsewhere in the Loan Documents, wherever located and whether now owned by Borrower or hereafter acquired, and the parts, proceeds, products, profits, replacements, and substitutions of each, as the case may be.

          1.15 Contingent Obligations -- means any obligation, contingent or
               ----------------------
otherwise, of any Person directly or indirectly guaranteeing any Debt of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt of such Person (whether arising by virtue of agreements to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part). Excludes any contingent obligation to issue stock under an acquisition agreement.

          1.16 Contractual Obligation -- any provision of any security issued by
               ----------------------
a Person or of any agreement, instrument, or undertaking to which such Person is a party or by which it or any of its property is bound.

          1.17 Debt -- the sum of (i) indebtedness for borrowed money or for the
               ----
deferred purchase price of property or services, (ii) Capitalized Lease Obligations, and (iii) all other items which in accordance with GAAP would be included in determining total liabilities as shown on a balance sheet of a Person as at the date as of which Debt is to be determined.

          1.18 Debt Service Coverage -- a ratio in which the numerator is the
               ---------------------
sum of the net income (after provision for federal and state taxes and excluding any extraordinary income) of Borrower calculated based upon the 12-month period preceding the applicable date, plus the interest expenses of Borrower for said period, plus the sum of non-cash expenses or allowances for Borrower for such period (including amortization or write-down of intangible assets, depreciation, depletion, and deferred taxes and expenses), and the denominator is the sum of the current portion of the long-term debt and current portion of Capitalized Lease Obligations of Borrower as of the applicable date, plus the interest expenses of Borrower plus any payments by Borrower as cash dividends on any shares of its capital stock for the 12-month period preceding the applicable date.

          1.19 Default Rate -- the highest lawful rate of interest per annum
               ------------
specified in any Note to apply after a default under such Note or, if no such rate is specified, a rate equal to the lesser of (a) two percent over the interest rate specified to be the applicable contract interest rate in this Agreement or (b) the highest rate of interest allowed by law.

          1.20 Document -- means any paper that is treated in the regular course
               --------
of business as adequate evidence that the person in possession of the paper is entitled to receive, hold, and dispose of the goods the paper covers, and includes warehouse receipts, bills of lading, certificates of title, and applications for certificates of title.

          1.21 EBITDA  -- Borrower's net income for an applicable period, before
               ------
deduction of interest expense, taxes, depreciation and amortization expense for the period.

          1.22 Eligible Account -- an Account arising in the ordinary course of
               ----------------
Borrower's business from the sale of goods or rendition of services which Bank, in its sole credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:
(i) it arises out of a sale made by Borrower to a Subsidiary or to an Affiliate of Borrower or to a Person controlled by an Affiliate or Subsidiary of Borrower; or (ii) it is unpaid for more than 30 days after the original due date shown on the invoice if the due date is 60 days or more after invoice date, or (iii) if the terms are less than 60 days, it is due or unpaid more than ninety (90) days after the original invoice date; or (iv) fifty percent (50%) or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or
(v) the total unpaid Accounts of the Account Debtor exceed twenty five percent (25%) of the net amount of all Accounts, to the extent of such excess; or (vi) any covenant, representation or warranty contained in this Agreement with respect to such Account has been breached; or (vii) the Account Debtor is also Borrower's or an Affiliate's creditor or supplier, or has disputed liability with respect to such Account, or has made any claim with respect to any other Account due from such Account Debtor to Borrower or an Affiliate, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor or an affiliate of the Account Debtor; or (viii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed of it or for all or a significant portion of its assets or affairs; or (ix) it arises from a sale to an Account Debtor outside the United States or Canada, unless credit insured by a surety acceptable to Bank or backed by a letter of credit issued in Borrower's favor; or (x) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment, or any other repurchase or return basis; or (xi) Bank believes, in its sole reasonable judgment, that collection of such Account is insecure or that payment thereof is doubtful or will be delayed by reason of the Account Debtor's financial condition; or (xii) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Bank, in form and substance satisfactory to Bank, so as to comply with the Assignment of Claims Act of 1940, as amended; or (xiii) the Account Debtor is located in any state that requires the filing of a Business Activities Report, including the State of New Jersey or the State of Minnesota, unless Borrower has filed a Notice of Business Activities Report with the appropriate officials for the then current year; or (xiv) the Account is subject to a Lien; or (xv) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrower in all material respects and accepted by the Account Debtor or the Account otherwise does not represent a final sale (including accounts arising from Borrower's maintenance contracts, to the extent not earned by services); or (xvi) the total unpaid Accounts of the Account Debtor exceed a credit limit determined by Bank, in its sole discretion, to the extent such Account exceeds such limit; or (xvii) the Account is evidenced by Chattel Paper, a note, or an instrument of any kind, or has been reduced to judgment; or (xviii) Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or (xix) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof; or (xx) the Account arises from a retail sale of goods to a Person who is purchasing same primarily for personal, family, or household purposes; or (xxi) the Account arises out of a shipment of Inventory, goods, or products to an address other than an address in the United States, unless credit insured by a surety acceptable to Bank or backed by a letter of credit issued in Borrower's favor; or (xxii) the Account Debtor is not a resident citizen of the United States or a corporate entity or partnership formed and existing under the laws of the United States or a political subdivision thereof, unless credit insured by a surety acceptable to Bank or backed by a letter of credit issued in Borrower's favor; or (xxiii) the Account consists of uncollected progress billings under contracts that are not complete in all material respects; or
(xxiv) the Account consists of contractual retainage; or (xxv) the Account is deemed ineligible by Bank in its sole reasonable judgment and discretion.

          1.23 Environmental Regulations -- all federal, state, and local laws,
               -------------------------
rules, regulations, ordinances, programs, permits, guidances, orders, and consent decrees relating to the environment or to public health, safety, and environmental matters, including the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Toxic Substances Control Act, the Clean Water Act, the Clean Air Act, the River and Harbor Act, the Water Pollution Control Act, the Marine Protection Research and Sanctuaries Act, the Deep-Water Port Act, the Safe Drinking Water Act, the Superfund Amendments and Reauthorization Act of 1986, the Federal Insecticide, Fungicide and Rodenticide Act, the Mineral Lands and Leasing Act, the Surface Mining Control and Reclamation Act, the Oil Pollution Act of 1990, state and federal super lien and environmental cleanup programs and laws, U.S. Department of Transportation regulations and laws regulating hazardous, radioactive and toxic materials and underground petroleum products storage tanks, and all similar state, federal, and local laws and regulations.

          1.24 Equipment -- all machinery, equipment, fixtures, and other
               ---------
property used in or purchased for Borrower's business, together with all increases, parts, fittings, accessories, repair, equipment, and special tools now or later affixed to or used in connection with the foregoing property, all transferable rights of Borrower to the licenses and warrantees (express or implied) received from the sellers and manufacturers of the foregoing property, all related claims, credits, setoffs, and other rights of recovery.

          1.25 ERISA -- the Employee Retirement Income Security Act of 1974 and
               -----
all rules and regulations promulgated thereunder.

          1.26 Eurocurrency Reserve Percentage.  The term "Eurocurrency Reserve
               -------------------------------
Percentage" shall mean, with respect to each Interest Period, a percentage (expressed as a decimal) equal to the percentage in effect three (3) Business Days prior to the first day of such Interest Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining reserve requirements applicable to any "Eurocurrency Liabilities" pursuant to

Regulation D or any other applicable regulation of the Board of Governors which prescribes reserve requirements applicable to "Eurocurrency Liabilities" as presently defined in Regulation D for purposes of this definition.

          1.27 Event of Default -- any one of the events enumerated in Article
               ----------------
10 ("Events of Default").

          1.28 Financial Statements -- notwithstanding anything contained herein
               --------------------
to the contrary, all references contained in this Agreement to the defined terms "Debt Services Coverage," "Fixed Charge Coverage," "EBITDA," "Funded Debt" and "Tangible Net Worth" or to the financial statements of Borrower or to financial covenants set forth in Section 6.23 which must be satisfied by Borrower, shall be deemed to refer to the consolidated financial statements and consolidated financial position of Display Technologies, Inc., a Nevada corporation, and all of its Subsidiaries, whether or not Borrowers.

          1.29 Fixed Charge Coverage -- a ratio in which the numerator is the
               ---------------------
sum of the net income of Borrower (after provision for federal and state taxes) for the 12-month period preceding the applicable date, plus the interest, lease, and rental expenses of Borrower for said period, plus the sum of non-cash expenses or allowances for such period (including amortization or write-down of intangible assets, the net addition or net decrease in the loan loss reserves for customer Accounts, depreciation, depletion, and deferred taxes and expenses) and the denominator is the sum of Cash Capital Expenditures, plus the current portion of the long term debt of Borrower as of the applicable date, plus the current portion of Capitalized Lease Obligations of Borrower as of the applicable date, plus any payments made by Borrower of dividends on any shares of its capital stock and cash expenditures of Borrower made for the redemption of any class of its capital stock during the 12-month period preceding the applicable date, plus the interest, lease, and rental expenses for the 12-month period preceding the applicable date.

          1.30 Funded Debt -- any liability or obligation for borrowed money
               -----------
that under GAAP is required to be shown on the balance sheet as a liability. It is agreed that Funded Debt specifically includes, without duplication, the following: (i) indebtedness that is secured by any security interest on property owned or in effect owned by the Borrower or any Subsidiary (such as capitalized leases, asset securitization vehicles, conditional sales contracts and similar title retention arrangements), irrespective of whether or not the indebtedness secured thereby shall have been assumed by the Borrower or Subsidiary; (ii) obligations under any contract providing for the making of the loans, advances, or capital contributions to any person in order to enable such person primarily to maintain working capital, net worth, or any other balance sheet condition or to pay debts, dividends or expenses; and (iii) obligations under any contract which, in economic effect, is substantially equivalent to a guaranty, as determined in accordance with GAAP. Attached as Exhibit "I" to
                                                              -----------
this Agreement is a current schedule of Borrower's Funded Debt.

          1.31 GAAP -- generally accepted accounting principles in the United
               ----
States of America as defined by the Financial Accounting Standards Board or its successor, as in effect from time to time consistently applied.

          1.32 General Intangibles -- all general intangibles of Borrower of any
               -------------------
kind, whether now owned or hereafter acquired, including all intangible personal property other than Accounts, Documents, Instruments, and Chattel Paper, and includes money, contract rights, choses in action, causes of action, corporate or other business records, deposit accounts, inventions, designs, formulas, patents, patent applications and/or continuation applications now pending before the United States Patent Office, trademarks and associated goodwill, trademarks for which "statements-of-use" have been filed with the Trademark Office, but specifically excluding "intent-to-use" trademark applications, trade names, trade secrets, engineering drawings, goodwill, rights to prepaid expenses, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs and other software, royalty, licensing, and product rights, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification, and rights to retrieval from third parties of electronically processed and recorded data pertaining to any Collateral, things in action, items, checks, drafts, and orders in transit to or from Borrower, credits or deposits of Borrower (whether general or special) that are held by Bank, and all other intangible property of every kind and nature.

          1.33 Governmental Authority -- means any nation or government, any
               ----------------------
state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions pertaining to government.

          1.34 Instrument -- means every instrument of any kind, as that term is
               ----------
used in the UCC, and includes every promissory note, negotiable instrument, certificated security, or other writing that evidences a right to payment of money, that is not a lease or security agreement, and that is transferred in the ordinary course of business by delivery with any necessary assignment or indorsement.

          1.35 Interest Period -- for the Revolving Loan during the period in
               ---------------
which it is a LIBOR Loan, the period beginning on the first day that the Revolving Loan is a LIBOR Loan and ending 90 days thereafter, and each successive period of 90 days as Borrower requests, commencing on the expiration date of the immediately preceding Interest Period. Determination of Interest Periods will be subject to the following provisions: (i) each Interest Period occurring after the initial Interest Period will commence on the day on which the preceding Interest Period expires, (ii) if any Interest Period would otherwise commence or expire on a day that is not a business day, the Interest Period will commence or expire, as the case may be, in the next succeeding business day, and (iii) no Interest Period will extend beyond the maturity date of the Revolving Loan. The interest rate for the day on which an Interest Period expires and the succeeding Interest Period commences will be the rate for the preceding Interest Period.

          1.36 Intellectual Property -- has the meaning set forth in Section
               ---------------------
5.18.

          1.37 Inventory -- all inventory of whatever kind or nature of
               ---------
Borrower, now owned or hereafter acquired by Borrower, and wherever located, including all goods held for sale or lease or furnished or to be furnished under a contract for services, and supplies, packaging, raw materials, goods in transit, work in process, materials used or consumed or to be used or consumed in Borrower's business or in the processing, packaging, or shipping of same, all finished goods, and all property, the sale or lease of which has given rise to Accounts, Chattel Paper, or Instruments, and that has been returned to Borrower or repossessed by Borrower or stopped in transit, and all warranties and related claims, credits, setoffs, and other rights of recovery with respect to any of the foregoing.

          1.38 LIBOR Loan -- the Revolving Loan, during the periods that the
               ----------
Loan bears an interest rate calculated based on the LIBOR Rate.

          1.39 LIBOR Rate -- with respect to each day during each Interest
               ----------
Period, a rate per annum determined for such day in accordance with the following formula (rounded upward, if necessary, to the nearest 1/100 of 1%):

                             LIBOR Unadjusted Rate
                             ---------------------
                   1.00 - Euro Currency Reserve Requirements

          1.40 LIBOR Unadjusted Rate -- for any Interest Period, at Bank's
               ---------------------
option, either (a) the rate per annum quoted in the Wall Street Journal as the
                                                    -------------------
"London Interbank Offered Rates" ("LIBOR") or (b) the rate per annum, as determined by Bank (rounded up, if necessary, to the nearest 1/16 of 1%), at which deposits in U.S. Dollars are available to Bank in the London Interbank Eurodollar market at or about 11:00 A.M., local time, in London, England, two Business Days prior to the first day of the applicable Interest Period, for a period equal to such Interest Period and in an amount equal or comparable to the amount of the Revolving Loan for the Interest Period.

          1.41 Lien -- any interest in property (real, personal, or mixed, and
               ----
tangible or intangible) securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including a security interest, security title or Lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include covenants, conditions, restrictions, leases, and other encumbrances affecting any property, except real property covenants running with the land. For the purpose of this Agreement, Borrower shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

          1.42 Loan or Loans -- the revolving line of credit in the principal
               -------------
amount of up to $10,000,000 advanced by Bank to Borrower from time to time evidenced by the Note described in Section 2.1 ("Revolving Loan") (and any substitutions therefor, extensions thereof or renewals thereof), the term loan facility in the principal amount of $1,000,000 evidenced by the Note described in Section 2.2 ("Term Loan") (and any substitutions therefor, extensions thereof or renewals thereof) and the two standby letters of credit in the respective amounts of $2,457,000 and $2,500,000 evidenced by the standby letters of credit described in Section 2.3 ("Standby Letters of Credit").

          1.43 Loan Account -- The loan account established on the books of Bank
               ------------
pursuant to Section 2.2 ("Loan Account").

          1.44 Loan Documents -- this Agreement, and each and every mortgage,
               --------------
deed of trust, note, indenture, security agreement, financing statement or other instrument executed and delivered to evidence the Loans or any other Obligation, to constitute collateral for the Loans or any other Obligation, or to evidence security for the Loans or any other Obligation, and any and all other agreements, instruments, and documents heretofore, now or hereafter, executed by Borrower and delivered to Bank in respect to the transactions contemplated by this Agreement. Includes the Financing Documents, as that term is defined in the Indentures.

          1.45 Loan Value of Accounts -- at any time, an amount which is not
               ----------------------
more than 80% of the aggregate Eligible Accounts of Borrower. The Loan Value of Accounts will be reduced by the aggregate amount of deposits from customers held by Borrower.

          1.46 Loan Value of Inventory -- an amount which is not more than 50%
               -----------------------
of Borrower's Inventory valued at the lesser of cost or current market value, less a reserve of $500,000. The Inventory must, at any given time, be (a) not damaged or defective in any way; (b) not sold or segregated for sale and reflected as an Account of Borrower; (c) not consigned Inventory; (d) not located in a place other than at the locations listed in Exhibit "E" or in
                                                         -----------
another location of which Bank is notified, has UCC-1 Financing Statements on record and, if applicable, has received a vendor lien waiver in form and substance satisfactory to Bank; (e) not Inventory evidenced by negotiable warehouse receipts or by non-negotiable warehouse receipts or documents of title which have not been issued in the name of Bank; (f) not packaging Inventory; (g) not Inventory acquired in an acquisition of another company or business, unless Bank has approved in writing the Inventory as eligible Inventory; and (h) not Inventory deemed ineligible by Bank in its sole discretion; provided, however, the Loan Value of Inventory shall not at any time exceed the lesser of $3,000,000 or one-half (1/2) of the aggregate availability under the Revolving Loan, unless otherwise agreed in writing by Bank at any time in its sole discretion. Borrower may supplement its Exhibit "E" from time to time with more
                                         -----------
locations of which it has notified Bank and where Bank has filed a UCC-1 Financing Statement.

          1.47 Material Adverse Effect -- with respect to a Person, a material
               -----------------------
adverse effect on its business, assets, properties, prospects, results of operation, or condition (financial or other).

          1.48 Mortgages -- the Mortgages executed by Borrower granting to Bank
               ---------
a first lien on the parcels of Real Estate to secure repayment of the Loans. Includes that certain Real Estate Mortgage and Security Agreement among La-Man Corporation and Don Bell Industries, Inc. and SouthTrust Bank, National Association, recorded on September 2, 1997, in Official Records Book 4230, Page 4153, on September 2, 1997, in Volusia County, Florida.

          1.49 Multiemployer Plan -- has the meaning set forth in Section
               ------------------
4001(a)(3) of ERISA.

          1.50 Note(s) -- each promissory note executed and delivered by
               -------
Borrower to Bank evidencing all or part of the Loans, as further described hereinafter.

          1.51 Obligations -- all Loans and all other advances, debts,
               -----------
liabilities, obligations, covenants, and duties owing, arising, due or payable from Borrower to Bank of any kind or nature, present or future whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement or any of the other Loan Documents or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however evidenced or acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to Borrower under any of the Loan Documents and all rights Bank may at any time or times have to reimbursement in connection with any letter of credit or guaranty issued for Borrower's benefit.

          1.52 Permitted Liens -- any Lien of a kind specified as permitted in
               ---------------
Section 7.2 ("Liens and Security Interests").

          1.53 Parent --- Display Technologies, Inc., a Nevada corporation.
               ------

          1.54 Person -- an individual, partnership, corporation, joint stock
               ------
company, firm, land trust, business trust, unincorporated organization, limited liability company, or other business entity, or a government or agency or political subdivision thereof.

          1.55 Plan -- an employee benefit plan now or hereafter maintained for
               ----
employees of Borrower that is covered by Title IV of ERISA.

          1.56 Prohibited Transaction -- any transaction set forth in Section
               ----------------------
406 of ERISA or Section 4975 of the Internal Revenue Code of 1986.

          1.57 Real Estate -- the parcels of improved real property located in
               -----------
Port Orange, Florida, and Stockton, California, and on which Borrower shall grant Mortgages to secure repayment of the Loans.

          1.58 Reportable Event -- any of the events set forth in Section
               ----------------
4043(b) of ERISA.

          1.59 Requirement of Law -- as to any Person, the articles of
               ------------------
incorporation and bylaws or other organizational or governing documents of the Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding on the Person or any of its property or to which the Person or any of its property is subject.

          1.60 Revolving Loan - has the meaning set forth in Section 2.1.
               --------------

          1.61 Revolving Note - has the meaning set forth in Section 2.1.
               --------------

          1.62 Solvent -- as to any Person, means such Person (i) owns property,
               -------
real, personal, and mixed, whose aggregate fair saleable value is greater than the amount required to pay all of such Person's Debt and Contingent Obligations, and (ii) is able to pay all of its Debt as such Debt matures, and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

          1.63 Special Collection Account -- one or more bank accounts
               --------------------------
established by Borrower pursuant to Section 4.2 ("Special Collection Accounts"), from which Bank has the exclusive right to withdraw or debit funds, and into which Borrower shall deposit on receipt all checks, drafts, cash, and other remittances in payment or on account of the Accounts.

          1.64 Standby Letters of Credit -- has the meaning set forth in Section
               -------------------------
2.3.

          1.65 Subordinated Debt -- the Debt of Borrower which is fully
               -----------------
subordinated to the Loans (including principal, interest, and agreed charges) in a manner satisfactory to Bank (which may be either according to its terms or by separate agreement) and which debt arises from Borrower's actual receipt of cash loans and not from "in kind" or non-cash consideration or purchase money financing sources, including Debt of Borrower owed to the Subordinate Lenders.

          1.66 Subordinate Lenders --- collectively, Renaissance Capital
               -------------------
Growth and Income Fund III, Inc., Renaissance U.S. Growth and Income Trust PLC, and Worrell Enterprises, Inc.

          1.67 Subsidiary -- any corporate entity or partnership, or other
               ----------
business entity which constitutes a subsidiary for purposes of GAAP. Includes all Borrowers except Parent.

          1.68 Tangible Net Worth -- the aggregate of the (a) par or stated
               ------------------
value of all outstanding capital stock; (b) capital surplus; (c) retained earnings; and (d) Subordinated Debt, less (t) amounts due from Affiliates; (u) any surplus resulting from any write-up of assets subsequent to the date of this Agreement; (v) deferred assets (including deferred development costs) other than prepaid insurance and prepaid taxes; (w) goodwill or other amounts representing the excess of the purchase price of assets or stock over the value assigned to them on the books of such Person; (x) the book value of any patents, trademarks, trade names, copyrights, noncompete agreements, franchises, experimental expenses, and other intangible assets; (y) the amount paid for any treasury stock that is not already reflected as a reduction of the capital surplus or retained earnings accounts; and (z) any other amounts classified as intangible assets under GAAP.

          1.69 Term Loan -- has the meaning set forth in Section 2.2.
               ---------

          1.70 Term Note -- has the meaning set forth in Section 2.2.
               ---------

          1.71 Certain Other Words -- all accounting terms used herein have the
               -------------------
respective meanings attributed to them under, and shall be construed in accordance with, GAAP. The terms "herein," "hereof," and "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronouns used shall be deemed to cover all genders. As used in this Agreement, (a) the word "including" is always without limitation; (b) words in the singular number include words of the plural number and vice versa; (c) the word "costs" includes all internal out-of-pocket expenses, fees, costs, and expenses of experts and collection agents, supersedeas bonds, and all attorneys' fees, costs, and expenses, whether incurred before, during, or after demand or litigation, and whether pursuant to trial, appellate, arbitration, bankruptcy, or judgment-execution proceedings; and (d) the word "property" includes both tangible and intangible property, unless the context otherwise requires. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof. All other terms contained in this Agreement shall, unless otherwise defined herein or unless the context otherwise indicates, have the meanings provided for by the Uniform Commercial Code of the State of Florida.

          1.72 Directly and Indirectly -- when any provision of this Agreement
               -----------------------
or any Loan Document requires or prohibits action to be taken by a Person, the provision applies regardless of whether the action is taken directly or indirectly by the Person.

     2.   The Loans.
          ---------

          2.1  Revolving Loan.
               --------------

               (a) Subject to the terms and conditions of this Agreement, provided no Event of Default exists, Bank shall loan to Borrower, when requested by Borrower, Revolving Loans aggregating up to the lesser of (i) $10,000,000 or
(ii) the Aggregate Loan Values as determined by Bank from the periodic reports submitted by Borrower to Bank. Notwithstanding any other provision of this Agreement, the Loan Value of Inventory shall not at any time exceed the lesser of $3,000,000 or one-half (1/2) of the aggregate availability under the Loan. Within these limits, Borrower may borrow, make payments, and reborrow under this Agreement.

               (b) Borrower may, at its option, increase by $500,000 the limitation on Aggregate Loan Values, provided any resulting overadvance is repaid to Bank during one 90 consecutive day period in each calendar year.

               (c) The Revolving Loan will be subject to the $40,000 reserve described in Article 11. Bank will also reserve from the amount available to be drawn under the Revolving Loan the sum of $175,000 to secure satisfaction of Borrower's obligations for the improvements being constructed on the parcel of Florida Real Estate located at 710 Glades Court, Port Orange, Florida (the"Premises"). The reserve shall be released subject to the following conditions which are to take place on or prior to December 31, 1999: (i) Borrower will complete the improvements; (ii) Borrower will deliver all lien waivers and lien satisfactions to Bank; (iii) Borrower will record a Notice of Termination terminating the Notice of Commencement recorded in Official Records Book 4399, Page 3700 in Volusia County, Florida; and (iv) Borrower will deliver to Bank a current endorsement to the Bank's title insurance policy indicating the removal of the Notice of Commencement and reflecting no matters adversely affecting title to the Premises have been filed of record.

               (d) Borrower shall execute and deliver to Bank one promissory note (the "Revolving Note") in the face amount of the Revolving Loan, payable to the order of Bank and evidencing Borrower's obligation to repay the Revolving Loan. The principal amount of the Revolving Loan may be a Base Rate Loan or a LIBOR Loan as requested by Borrower pursuant to the terms below. The outstanding principal balance of the Revolving Loan shall bear interest until paid in full at a rate per annum equal to (i) while the Revolving Loan is a LIBOR Loan, the LIBOR Rate plus the Applicable Margin, and (ii) while the Revolving Loan is a Base Rate Loan, the Base Rate plus the Applicable Margin. Interest shall be paid to Bank on the amount of the Revolving Loan outstanding and shall be payable monthly in arrears on the first day of each month beginning with June 1, 1999, and continuing on the same day of each month thereafter until the unpaid principal balance of the Revolving Loan has been repaid in full. The Base Rate on the date of this Agreement is 7.75 percent. The LIBOR Rate on the date of this Agreement is 5.0975 percent. Interest shall be calculated based on a 360 day year.

               (e) Borrower shall submit a Borrower's Report in the form attached hereto as Exhibit "A" (or in such other form as may be furnished by
                   -----------
Bank from time to time) on the date of this Agreement and at least weekly thereafter during the term of this Agreement. Each such Borrower's Report shall be signed by an officer or employee of Borrower authorized by the Board of Directors of that corporation to execute such reports, whose name(s) shall be included in a certified resolution furnished to Bank. Bank shall make disbursements under the Revolving Loan on an automatic basis by funding checks drawn on a controlled disbursement account to be established by Borrower with Bank. Bank shall make any disbursements under the Revolving Loan only if the terms and provisions of this Agreement have been satisfied, including the absence of an Event of Default.

               (f) If the outstanding principal amount of the Revolving Loan at any time exceeds the lesser of $10,000,000 or the Aggregate Loan Values as reflected on Borrower's Report (increased by $500,000 from time to time as provided in subsection (b)), Borrower shall immediately pay Bank such excess as a reduction of the principal amount of the Revolving Loan. Borrower may request and Bank may be willing in its sole and absolute discretion to make advances in excess of such maximum principal amounts. Bank shall enter any such advances as debits in the Loan Account. All advances in excess of the maximum principal amount shall be payable on demand, secured by the Collateral, and bear interest as provided in this Agreement for Revolving Loans generally.

               (g) Borrower shall pay to Bank on June 30, 2002, all outstanding principal and accrued interest with respect to the Revolving Loan not previously repaid.

               (h) From the date of this Agreement to and including the maturity date of the Revolving Loan, the outstanding principal balance of the Revolving Loan shall, at Borrower's election, bear interest until paid in full at a rate per annum equal to either
(i) the LIBOR Rate plus the Applicable Margin or (ii) the Base Rate plus the Applicable Margin. During any period in which Borrower has not made an effective election, the Revolving Loan will be a Base Rate Loan.

               (i) Borrower shall notify Bank at least two business days before the end of each Interest Period whether Borrower desires for the Revolving Loan to bear interest at the LIBOR Rate or the Base Rate. Any such notice will be irrevocable and binding on Borrowers on its receipt by Bank and will apply to the entire balance of the Revolving Loan then outstanding. The Revolving Loan will bear interest at the applicable LIBOR Rate on a fixed basis during the entire Interest Period. The applicable interest rate on a Base Rate Loan will change as and when the Base Rate changes from time to time.

               (j) With respect to LIBOR Loans, (i) Borrower shall not request and Bank will not be required to consider requests that the Revolving Loan bear interest at the LIBOR Rate if an Event of Default has occurred and is continuing; (ii) no Interest Period for the LIBOR Loan may extend beyond the maturity date of the Revolving Loan; and (iii) as soon as possible after Borrower's election of a LIBOR Rate, Bank shall determine the LIBOR Rate applicable to the Revolving Loan for the Interest Period and promptly notify Borrower.

               (k) Borrower may continue the Revolving Loan as another LIBOR Loan on the expiration of the Interest Period by notifying Bank of its intention to do so in accordance with this section, at least two Business Days before expiration of the Interest Period, provided no Event of Default has occurred and is continuing. If an Event of Default has occurred and is continuing, the LIBOR Loan will be automatically converted to a Base Rate Loan as of the first day following the expiration of the Interest Period pursuant to part (l) below.

               (l) If Borrower does not timely notify Bank of its intention to continue the Revolving Loan as another LIBOR Loan in accordance with part (k) above, the LIBOR Loan will be automatically converted to a Base Rate Loan as of the first day following the expiration of the Interest Period applicable to the LIBOR Loan and remain as such for the balance of the calendar month. If the last day of an Interest Period with respect to a LIBOR Loan that is to be converted to a Base Rate Loan is not a business day, the conversion will be made on the next succeeding business day, and during the period from such last day of an Interest Period to such succeeding business day, the Loan will bear interest as if it were a Base Rate Loan.

               (m) Subject to the terms of this Agreement, Borrower may as of the first day of any calendar month, convert the Revolving Loan from a Base Rate Loan to a LIBOR Loan by notifying Bank of its intention to do so in accordance with this section. Borrower's right to convert the Revolving Loan from a Base Rate Loan to a LIBOR Loan will be subject to the following terms: (i) a Base Rate Loan may not be converted to a LIBOR Loan if an Event of Default has occurred and is continuing and (ii) each conversion must occur as of the first day of the calendar month.

          2.2  Term Loan.
               ---------

               (a) Subject to the terms and conditions of this Agreement, Bank agrees to loan to Borrower a term loan in the amount equal to $1,000,000 (the "Term Loan").

               (b) Borrower shall execute and deliver to Bank one promissory note (the "Term Note") in the face amount of the Term Loan, payable to the order of Bank and evidencing Borrower's obligation to repay the Term Loan.

               (c) Borrower shall make thirty-six (36) equal monthly principal installments of $27,777.78 during the period of the Term Loan on the first day of each month from July 1, 1999 through June 1, 2002. Borrower shall also pay accrued interest at the per annum rate of one and three-quarters percent (1.75%) in excess of the Base Rate on the first day of each month and continuing on the same day of each month thereafter until the full balance of the Term Loan is paid. The applicable interest rate on the Term Loan shall change as and when the Base Rate changes from time to time. Borrower shall pay to Bank all outstanding principal and interest on the Term Loan and a final payment on or before June 30, 2002, or on any earlier date on which the Revolving Loan becomes due and payable.

          2.3  Terms Governing All Loans.
               -------------------------

               (a) Borrower shall make all payments of interest and principal under the Notes without setoff or counterclaim, and in such coin or currency of the United States of America that at the time of payment is legal tender for the payment of public and private debt.

               (b) Each borrowing under a Loan shall be effected by crediting the amount thereof to the regular checking account of Borrower maintained with Bank or with another bank approved by Bank.

               (c) Any payments not made as and when due with respect to any Loan (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate from the date due until paid, payable on demand.

          2.4  Loan Account.  Amounts due under the Notes and otherwise under
               ------------
this Agreement and under the Loan Documents shall be reflected in the Loan Account. Bank shall enter disbursements hereunder or under the Notes as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrower and all proceeds of Collateral which are finally paid to Bank, and may record therein, in accordance with customary accounting practice, all charges and expenses properly chargeable to Borrower hereunder.

          2.5  Prepayment.  Subject to the provisions hereof (including the
               ----------
provisions regarding a termination fee set forth in Section 2.7 ("Term"), Borrower shall have the right at any time and from time to time to prepay the Loans, in whole or in part, without premium or penalty but with accrued interest to the date of such prepayment on the amounts prepaid. Such prepayments shall be made to Bank in immediately available funds and, shall be applied to the last of the installment(s) to mature. Any such prepayment shall not affect or vary the obligation of Borrower to pay any installment when due.

          2.6  Use of Proceeds.  Borrower shall use the proceeds of the Loans to
               ---------------
support its working capital needs and to refinance the following existing debt
(a) revolving line of credit from Bank in the approximate amount of $1,500,000,
(b) revolving line of credit from Coast Business Credit in the approximate amount of $4,300,000, (c) real estate mortgage financing from Wells Fargo in the approximate amount of $890,000, and (d) real estate mortgage financing from Marion H. Papais in the approximate amount of $250,000. Borrower shall use the Letters of Credit as credit support for the Demand Notes, as described in
Article 2A of this Agreement.

          2.7  Term.  This Agreement shall remain in force and effect until the
               ----
Loans, and any renewals or extensions, and all interest thereon and costs provided for herein with regard to either of them have been indefeasibly paid or satisfied in full and until Bank has no further obligation to advance funds to Borrower hereunder. Borrower may terminate the Loan facilities at any time before the scheduled maturity date by paying the Loans and all other Obligations, provided Borrower pays a termination fee in the amount of two percent (2%) of the total committed amounts if the prepayment occurs before the first anniversary of this Agreement, one percent (1%) of the total commitment amounts if the prepayment occurs between the first and second anniversary of this Agreement, and one-half percent (1/2%) of the total committed amounts if the prepayment occurs between the second and third anniversary of this Agreement. These penalties will not apply with respect to any prepayment effected from the proceeds of an equity offering or Borrower's internal cash flow. The indemnities provided for in Article 11 ("Indemnification") shall survive the payment in full of the Loans and the other Obligations and the termination of this Agreement.

          2.8  Payments.  All sums paid to Bank by Borrower hereunder shall be
               --------
paid directly to Bank in immediately available funds. Bank shall send Borrower statements of all amounts due hereunder, which statements shall be considered correct and conclusively binding on Borrower unless Borrower notifies Bank to the contrary within ten (10) days of its receipt of any statement which it deems to be incorrect. Bank may, in its sole discretion (a) charge against any deposit account of Borrower all or any part of any amount due hereunder and (b) advance to Borrower, and charge to the Revolving Loan, a sum sufficient each month to pay all interest accrued on the Revolving Loan and fees due under this Agreement during or for the immediately preceding month. Borrower shall be deemed to have requested an advance under the Revolving Loan upon the occurrence of an overdraft in any of Borrower's checking accounts maintained with Bank or another bank owned by SouthTrust Corporation.

          2.9  Fees.  Borrower shall pay to Bank a one-time closing fee in the
               ----
amount of $50,000, earned and payable on the Closing Date. An administrative/servicing fee of $500 will be assessed monthly throughout the term of the Loans. Borrower shall also pay to Bank monthly in arrears a commitment fee of one-eight percent (1/8%) per annum on the average daily unused portion of the Revolving Loan. Borrower shall also pay a one percent (1%) per annum fee, payable monthly, in arrears on the amounts drawn under the Revolving Loan in excess of the Aggregate Loan Values, pursuant to Section 2.1(b). Borrower shall also pay the fees due with respect to the Letters of Credit, as provided in Section 2A.4.

          2.10 Limitation on Interest Charges.  Bank and Borrower intend to
               ------------------------------
comply strictly with applicable law regulating the maximum allowable rate or amount of interest that Bank may charge and collect on the Loans to Borrower pursuant to this Agreement. Accordingly, and notwithstanding anything in any Note or in this Agreement to the contrary, the maximum, aggregate amount of interest and other charges constituting interest under applicable law that are payable, chargeable, or receivable under any Note and this Agreement shall not exceed the maximum amount of interest now allowed by applicable law or any greater amount of interest allowed because of a future amendment to existing law. Borrower is not liable for any interest in excess of the maximum lawful amount, and any excess interest charged or collected by Bank will constitute an inadvertent mistake and, if charged but not paid, will be canceled automatically, or, if paid, will be either refunded to Borrower or credited against the outstanding principal balance of the applicable Note, at the election of Borrower.

          2A.  Letters of Credit
               -----------------

               2A.1  Definitions.
                     -----------

     As used in this Article 2A, the following terms have the following meanings:

          A Drawing --- means a drawing under a Letter of Credit to pay the
          ---------
principal of the Demand Notes due to maturity, redemption, or acceleration.

          Actual/360 Basis --- a method of computing interest or other charges
          ----------------
hereunder on the basis of an assumed year of 360 days for the actual number of days elapsed, meaning that interest or other charges accrued for each day will be computed by multiplying the rate applicable on that day by the unpaid principal balance (or other relevant sum) on that day and dividing the result by 360.

          B Drawing --- a drawing under a Letter of Credit to pay interest on
          ---------
the Demand Notes.

          C Drawing --- a drawing under a Letter of Credit to pay the purchase
          ---------
price of Tendered Notes.

          Demand Notes --- collectively, the 1997 Notes and the 1999 Notes.
          ------------

          Indentures --- collectively, the 1997 Indenture and the 1999
          ----------
Indenture.

          1997 Indenture --- the Trust Indenture dated as of August 1, 1997,
          --------------
between La-Man Corporation (now Borrower) and Bank, for the 1997 Notes.

          1999 Indenture --- the Trust Indenture between Bank and Borrower for
          --------------
the 1999 Notes.

          1997 Letter of Credit --- the letter of credit dated August 28, 1997,
          ---------------------
issued by Bank in favor of the Trustee under the 1997 Indenture, as security for the 1997 Notes.

          1999 Letter of Credit --- the letter of credit to be issued by Bank in
          ---------------------
favor of the Trustee under the 1999 Indenture, as security for the 1999 Notes.

          1997 Notes --- the  Variable/Fixed Rate Credit Enhanced Notes in the
          ----------
initial principal amount of $2,500,000 issued by Borrower pursuant to the 1997 Indenture.

          1999 Notes --- the Variable/Fixed Rate Notes in the initial principal
          ----------
amount of $2,500,000.

          Pledged Notes --- Demand Notes purchased pursuant to the Optional or
          -------------
Mandatory Tender provisions of the Indenture with money drawn under the Letter of Credit.

          Tendered Notes --- Demand Notes tendered (or Demand tendered) for
          --------------
purchase pursuant to the Optional or Mandatory Tender provisions of the Indenture.

          Termination Date --- the Stated Expiration Date, or such earlier date
          ----------------
on which the Letter of Credit terminates in accordance with its terms.

     In addition, other capitalized terms in this Article 2A that are not defined in this Agreement have the meanings set forth in the Indentures.

          2A.2  Issuance of Letters of Credit.
                -----------------------------

          (a) Bank has issued the 1997 Letter of Credit to the Trustee as credit support for the 1997 Notes, in accordance with the terms of the 1997 Indenture, and shall maintain the 1997 Letter of Credit in accordance with its terms.

          (b) Borrower requests and instructs Bank to issue the 1999 Letter of Credit substantially in the form provided in Exhibit "H". Bank shall issue the
                                             -----------
1999 Letter of Credit, subject to the terms and conditions of this Agreement, and upon satisfaction of the conditions precedent set forth in Section 2A.12.

          (c) The 1999 Letter of Credit shall be issued to the Trustee on the date of delivery of the 1999 Notes, as provided in the 1999 Indenture.

          (d) The initial term of each Letter of Credit will expire, subject to earlier termination, as provided in the respective Letter of Credit.

          (e) Bank may determine in its sole discretion to extend the term of a Letter of Credit, but no course of dealing or other circumstance shall require Bank to extend the term of a Letter of Credit.

          2A.3  Reimbursement of Amounts Drawn Under a Letter of Credit.
                -------------------------------------------------------

          (a) On each date that Bank honors any A Drawing or B Drawing under a Letter of Credit, Borrower shall immediately reimburse Bank for the amount of such draw.

          (b) Borrower shall reimburse Bank for the amount of any C Drawing within 90 days after the date such C Drawing is honored (or, if sooner, on the Termination Date). In addition, Borrower shall pay to Bank interest on the unreimbursed amount of each C Drawing at a variable per annum rate equal to the Base Rate per annum plus the Applicable Margin from the date such C Drawing is paid by Bank until the amount of such C Drawing is reimbursed in full to Bank. Such interest shall be payable in arrears on the first day of each month following such C Drawing and on the date that such C Drawing is reimbursed in full to Bank.

          (c) No interest shall be payable with respect to a C Drawing if Bank is reimbursed in full after such C Drawing is honored by 2:00 p.m. (Birmingham, Alabama time) on the same date that such C Drawing is paid by Bank.

          (d) All amounts received by Bank in respect of principal, premium or interest on Pledged Notes shall be credited first against interest payable on the unreimbursed amount of the C Drawing with respect to such Pledged Notes and the balance, if any, shall be credited against the amount of such C Drawing.

          (e) Anything herein to the contrary notwithstanding, Borrower will not reimburse Bank for any A Drawing, B Drawing, or C Drawing until the same has been honored in full by Bank, and no such reimbursement need be prepaid.

          2A.4  Letter of Credit Commissions and Fees.
                -------------------------------------

          (a) As consideration for the issuance of the Letters of Credit, Borrower shall pay to Bank commissions at the rate of one percent (1%) per annum on the daily average of the Credit Amount available under each Letter of Credit for (1) the period beginning on the date of issuance of the Letter of Credit and ending on the first anniversary of its issuance and (2) each succeeding period thereafter. Such commissions shall be payable in advance on the date of issuance of the Letter of Credit and thereafter on each anniversary of the issuance date during said period (or, if sooner, the Letter of Credit Termination Date).

          (b) The commission payable on each due date specified in this subsection shall be calculated on the assumption that the Credit Amount available on such due date will be available for the entire period for which such commission is payable. At the end of such period the commission shall be recalculated based on the actual daily average of the Credit Amount for such period and the difference, if any, shall be added to or subtracted from, as the case may be, the commission payable for the next ensuing period or, if no commission is payable for the ensuing period, shall be paid to the party entitled thereto within 10 days. If a Substitute Letter of Credit is obtained by Borrower, no refund of commissions already paid shall be allowed for the period after the cancellation of the Letter of Credit unless Bank has notified Borrower (after such commission was paid) that increased costs will be payable pursuant to Section 2A.5.

          (c) On each date that a Letter of Credit is transferred in accordance with its terms, Borrower shall pay to Bank such amount as shall at the time of such transfer then be the charge which the Bank is customarily making for transfers of similar letters of credit.

          (d) Borrower shall pay to Bank its normal fee for each draw under a Letter of Credit, on the date that reimbursement for the amount of such draw is made pursuant to Section 2A.3.

          2A.5  Increased Costs.
                ---------------

          (a)   Additional Payments. If any change in any law or regulation or
                --------------------
in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, or in GAAP, shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by Bank or (ii) impose on Bank any other condition relating, directly or indirectly, to this Agreement or a Letter of Credit, and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase the cost to Bank of issuing or maintaining the Letter of Credit, then, upon demand by Bank, Borrower shall pay promptly to Bank, from time to time as specified by Bank, such additional amounts as shall be sufficient to compensate Bank for such increased cost. A certificate of Bank claiming compensation under this subsection and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error. In determining any such amount, Bank may use any reasonable averaging and attribution methods.

          (b)   Capital Adequacy.  If, after the date of this Agreement, Bank
                -----------------
shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Bank's capital, on this credit facility or otherwise, as a consequence of its obligations hereunder and under a Letter of Credit to a level below that which Bank could have achieved but for such adoption, change or compliance (taking into consideration Bank's policies with respect to capital adequacy) by an amount determined by Bank to be material, then from time to time, promptly upon demand by Bank, Borrower shall pay Bank such additional amount or amounts as will compensate Bank for such reduction. A certificate of Bank claiming compensation under this subsection and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error. In determining any such amount, Bank may use any reasonable averaging and attribution methods.

          2A.6  Place and Time of Payments.
                --------------------------

          (a) All payments by Borrower to Bank hereunder shall be made in lawful currency of the United States of America and in immediately available funds to Bank at its address set forth herein or at such other address within the continental United States as shall be specified by Bank by notice to Borrower; provided, nothing herein shall be construed to require payment of any amount in advance of its due date.

          (b) All amounts payable by Borrower to Bank hereunder for which a payment date is expressly set forth herein (including payments due pursuant to Sections 2A.4 and 2A.5) shall be payable without notice or written demand by Bank. All amounts payable by Borrower to Bank hereunder for which no payment date is expressly set forth herein shall be payable on written demand by Bank to Borrower.

          (c) Bank may, at its option, send written notice to Borrower of amounts payable pursuant to sections 2A.4 and 2A.5, but the failure to send such notice will not affect or excuse Bank's obligation to pay the amounts required by such sections on the due date specified in such sections.

          (d) Payments which are due on a day which is not a business day shall be payable on the next succeeding Business Day, and any interest payable thereon shall be payable for such extended time at the specified rate.

          2A.7  Late Charges and Interest on Overdue Amounts.
                --------------------------------------------

     With respect to all amounts payable to the Bank by Borrower pursuant to this article which are not paid on the due date, in the case of amounts payable on a specified date, or which are not paid within ten days of written notice to the Borrower, in the case of amounts payable on demand, Borrower agrees to pay to Bank on demand (i) a late charge of five percent (5%) of any such amount or amounts which shall not have been paid within 10 days of the due date as specified above and (ii) interest on such amounts or amounts at a variable per annum rate equal to the Base Rate, plus the Applicable Margin, plus 2% for each day from the specified date of payment, or the date of written demand for payment, as the case may be, to the date such payment is made.

          2A.8  Computation of Charges.
                ----------------------

     The interest and charges provided for in this Agreement payable in arrears based upon annual rates shall be computed on an Actual/360 Basis. All interest rates based upon the Base Rate shall change when and as the Base Rate shall change, effective on the opening of business on the date of any such change, unless such change is announced after the close of regular banking hours, in which case such change shall be effective on the following day.

          2A.9  Statements of Account.
                ---------------------

     Upon receipt of the written request of Borrower, Bank shall account to Borrower annually with a statement of charges and payments made pursuant to this Agreement.

          2A.10 Pledged Notes.
                -------------

          (a) As additional security for the performance of the Obligations, Borrower pledges, assigns, hypothecates and transfers to Bank all its right, title and interest in the Pledged Notes, and grants to Bank a security interest in the Pledged Notes and all amounts payable thereon and the proceeds thereof.

          (b) If Bank is reimbursed for the purchase price of less than all Pledged Notes with respect to which a C Drawing has been made, the Pledged Notes with respect to which Bank has been reimbursed shall, upon reinstatement of the Letter of Credit in the manner therein described and if no Event of Default exists, be released from the pledge and delivered to Borrower.

          (c) All payments of principal of and interest on Pledged Notes shall be made directly to Bank. If, while Bank or its designated agent or the Tender Agent holds Pledged Notes, Borrower shall receive any interest or principal payment in respect of such Pledged Notes, Borrower shall accept the same as agent for Bank and hold the same in trust on behalf of Bank and to deliver the same forthwith to Bank. All sums of money so paid in respect of principal, premium or interest on such Pledged Notes which are received by Borrower and paid to Bank, or which are received directly by Bank from the Trustee, shall be credited against the reimbursement obligation of Borrower as provided in Section 2A.2(d).

          (d) If an Event of Default exists, Bank may, without notice, exercise all rights, privileges or options pertaining to any Pledged Notes as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account to Borrower for property actually received by it. In addition to the rights and remedies granted to it in this Agreement, Bank or its designated agent shall have the authority to exercise all rights and remedies of a secured party under the Florida Uniform Commercial Code. Borrower shall be liable for the deficiency if the proceeds of any sale or other disposition of the Pledged Notes and the Collateral are insufficient to pay all amounts to which the Bank is entitled. The Bank has no duty to exercise any of such rights, privileges or options, and shall not be responsible for any failure to do so or any delay in so doing.

          (e) Except as contemplated herein, without the prior written consent of Bank, Borrower shall not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Notes, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Notes, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

          (f) Borrower shall do or cause to be done all such other reasonable acts and things as may be necessary to make any disposition or sale of any portion or all of the Pledged Notes permitted by this Agreement valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts or governmental authorities having jurisdiction over any such disposition or sales, all at Borrower's expense.

          2A.11 Participations.
                --------------

     Borrower understands that Bank may, in accordance with this section, from time to time enter into a participation agreement or agreements with one or more persons (the "Participants"), pursuant to which the Participants shall be given
              ------------
participations in a Letter of Credit and that the Participants may from time to time similarly grant to one or more other persons (also included in the term "Participants") subparticipations in a Letter of Credit. Borrower grants to
 ------------
each Participant (in addition to any other rights which such Participant may have) a continuing security interest in any money, securities and other real or personal property of Borrower which are in the possession of such Participant. Borrower further agrees that any Participant may exercise any and all rights of banker's lien or set-off with respect to Borrower as fully as if such Participant had made a loan directly to Borrower in the amount of the participation or subparticipation given to such Participant in the Letter of Credit under the conditions herein permitting exercise of the same. For the purposes of this Section only, Borrower shall be deemed to be directly obligated to each Participant in the amount of its participating interest in the amount of principal of, and interest on, the Letter of Credit; provided, however, that nothing contained in this section shall affect Bank's right of set-off (under this Section or applicable law) with respect to the entire amount of any of such credit facilities, notwithstanding any such participation or subparticipation. Bank may divulge to any Participant all information, reports, financial statements, certificates and documents obtained by it from Borrower or any other person under any provision of this Agreement or otherwise.

          2A.12 Conditions Precedent to Issuance of 1999 Letter of Credit.
                ----------------------------------------------------------

     The obligation of Bank to issue the 1999 Letter of Credit is subject to the satisfaction by Borrower of each of the following conditions precedent, as well as the conditions precedent set forth in Section 3.1, as of the business day on which the 1999 Letter of Credit is to be issued:

                (a) The representations and warranties made by Borrower in the Loan Documents shall be true and correct.

                (b) Borrower shall have performed or observed all agreements, covenants, and conditions required by Bank to be performed or observed by Borrower.

                (c) Any proceedings taken in connection with the performance and observance of the provisions of this Agreement shall be reasonably satisfactory to Bank and Bank shall have received, in form and substance satisfactory to Bank and its counsel:

               (1) Financing Documents.  An executed counterpart of each of the
                   -------------------
          Financing Documents.

               (2) Issuance of Notes.  Evidence that the 1999 Notes have been
                   -----------------
          executed, authorized, sold, and are available for delivery simultaneously with the 1999 Letter of Credit.

               (3) Official Statement.  A copy of the Official Statement
                   ------------------
          distributed in connection with the offering and sale of the 1999 Notes, executed or certified on behalf of Parent.

               (4) Opinion of Note Counsel.  An opinion of Note counsel in form
                   -----------------------
          and of content satisfactory to Bank.

               (5) Opinion of Counsel for Borrower.  An opinion of counsel for
                   -------------------------------
          the Borrower in form and of content satisfactory to Bank.

               (6) Organization of Borrower and Approvals.  A certified copy of
                   --------------------------------------
          (i) the incorporation and organization papers of Borrower and (ii) all corporate action taken by Borrower approving the Financing Documents and the consummation of the transactions contemplated thereby (including, without limitation, a certificate or proceedings setting forth the resolutions of the board of directors and, if required by law or charter, the resolution of the shareholders of Borrower for such purpose).

               (7) Certificate of Borrower.  A certificate by Borrower to the
                   -----------------------
          effect that, as of the date of delivery of the 1999 Letter of Credit:
          (i) no Event of Default shall have occurred and be continuing; (ii) no event shall have occurred and be continuing which, with notice or lapse of time or both, would constitute an Event of Default under this Agreement, and (iii) the representations and warranties made by Borrower in this Agreement shall be true on and as of such date with the same force and effect as if made on and as of such date.

               (8) Additional Evidence.  Such additional legal opinions,
                   -------------------
          certificates, proceedings, instruments and other documents as Bank or its counsel may reasonably request to evidence (i) compliance by Borrower with legal requirements, (ii) the truth and accuracy, as of the date of delivery of the Letter of Credit, of the representations of Borrower contained in the Financing Documents, and (iii) the due performance or satisfaction by Borrower, and Borrower, at or prior to the date of delivery of the Letter of Credit, of all agreements then required to be performed and all conditions then required to be satisfied by Borrower pursuant to the Financing Documents.

          2A.13 Special Remedies with Respect to Letters of Credit.
                --------------------------------------------------

          (a) If any Event of Default shall have occurred and be continuing, in addition to the remedies described in Article 10, Bank may exercise any one or more of the following remedies:

          (1) it may, pursuant to and in accordance with the applicable section of an Indenture, give written notice of such Event of Default to the Trustee and direct the Trustee to effect a Mandatory Tender of the Demand Notes in accordance with the terms thereof and the Indenture and to make a draw under the Letter of Credit to pay the purchase price of the applicable Demand Notes due on the Mandatory Tender Date therefor; or

          (2) it may give written notice of such Event of Default to the Trustee and direct the Trustee to declare the applicable Demand Notes to be immediately due and payable under the applicable section of the Indenture, whereupon an event of default shall occur under the Indenture and the Trustee shall declare the Demand Notes immediately due and payable under the applicable section of the Indenture and shall make a draw under the applicable Letter of Credit to pay the principal of the applicable Demand Notes and the interest accrued thereon to the date of such declaration; or

          (3) it may, upon notice to Borrower, declare the entire unpaid amount of the Obligations immediately due under this Agreement to be, and all such amounts shall thereupon become, due and payable to Bank, without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything in this Agreement to the contrary notwithstanding; or

          (4)   it may exercise its banker's lien of right of set-off; or

          (5) it may proceed to protect its rights by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any covenant or agreement of Borrower herein contained or in aid of the exercise of any power or remedy granted to Bank under any of the other Financing Documents.

          (b) Bank may proceed directly against Borrower hereunder without resorting to any other remedies which it may have and without proceeding against any other security held by Bank.

          2A.14 Special Remedies Regarding Letters of Credit Upon an Event of
                -------------------------------------------------------------
Default.
-------

          (a) If any Event of Default shall have occurred and be continuing, and the maturity of the Demand Notes shall not have been accelerated, Bank may make demand upon Borrower to, and forthwith upon such demand Borrower shall, pay to Bank in immediately available funds at Bank's office designated in such demand, for deposit by Bank in a special noninterest bearing cash collateral account (the "Cash Collateral Account") to be maintained at such office of Bank
              -----------------------
as may be designated by Bank, an amount equal to the maximum amount then available to be drawn under each Letter of Credit (assuming compliance with all conditions for drawing thereunder). The Cash Collateral Account shall be in the name of Borrower (as a cash collateral account), but under the sole dominion and control of Bank and subject to the terms of this Agreement.

          (b) If requested by Borrower and subject to the right of Bank to withdraw funds from the Cash Collateral Account as provided below, Bank shall from time to time invest funds on deposit in the Cash Collateral Account in investments satisfactory to Lender, reinvest proceeds of any such investments which may mature or be sold, and invest interest or other income received from any such investments, in each case as Borrower may elect and notify to Bank.

          (c) If at any time Bank determines that any funds held in the Cash Collateral Account are subject to any right or claim of any person or entity other than Bank and the Trustee or that the total amount of such funds is less than the maximum amount at such time available to be drawn under the Letters of Credit, Borrower will, forthwith upon demand by Bank, pay to Bank, as additional funds to be deposited and held in the Cash Collateral Account, an amount equal to the excess of (i) such maximum amount at such time available to be drawn under the Letters of Credit over (ii) the total amount of funds, if any, then held in the Cash Collateral Account which Bank determines to be free and clear of any such right and claim.

          (d) Borrower hereby pledges, and grants to Bank a security interest in, all funds held in the Cash Collateral Account (including Collateral Securities) from time to time and all proceeds thereof, as security for the payment of all amounts due and to become due from the Borrower to Bank under this Agreement.

          (e) Bank may, at any time or from time to time after funds are deposited in the Cash Collateral Account or invested in Collateral Securities, after selling, if necessary, any Collateral Securities, apply funds then held in the Cash Collateral Account to the payment of any amounts, in such order as Bank may elect, as shall have become or shall become due and payable by the Borrower to Bank under this Agreement. Borrower agrees that, to the extent notice of sale of any Collateral Securities shall be required by law, at least five days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (f) Neither Borrower nor any Person claiming on behalf of or through Borrower shall have any right to withdraw any of the funds held in the Cash Collateral Account, except as otherwise provided in subsection (g) below and except that after the termination of the Letter of Credit in accordance with its terms and the payment of all amounts payable by Borrower to Bank under this Agreement, any funds remaining in the Cash Collateral Account shall be returned by Bank to Borrower or paid to whomever may be legally entitled thereto.

          (g) So long as any Notes shall remain outstanding, Bank will release to Borrower or at its order (i) interest or other income received on Collateral Securities and (ii) at the written request of Borrower, funds held in the Cash Collateral Account in an amount up to but not exceeding the excess, if any (immediately prior to the release of any such funds), of (x) the total amount of funds held in the Cash Collateral Account over (y) the maximum amount available to be drawn under the Letters of Credit.

          (h) Borrower agrees that it will not (i) sell or otherwise dispose of any interest in the Cash Collateral Account or any funds held therein, or
(ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to the Cash Collateral Account or any funds held therein, except as provided in or contemplated by this Agreement.

          (i) Bank shall exercise reasonable care in the custody and preservation of any funds held in the Cash Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which Bank accords its own property, it being understood that Bank shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any such funds.

          2A.15 Special Indemnity for Letters of Credit. Borrower indemnifies
                ---------------------------------------
and holds Bank harmless from and against any and all claims, damages, losses, liabilities, costs or expenses which Bank may incur or which may be claimed against Bank by any person or entity by reason of or in connection with the execution and delivery or transfer of, or payment or failure to make lawful payment under, a Letter of Credit; provided, however, that Borrower shall not be required to indemnify Bank pursuant to this section for any claims, damages, losses, liabilities, costs or expenses to the extent caused by (1) Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of the Letter of Credit or (2) Bank's willful failure to make lawful payment under the Letter of Credit after the presentation to it by the Trustee or a successor trustee under the Indenture of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit. Nothing in this section limits the Borrower's obligations contained in this Agreement. Without prejudice to the survival of any other obligation of Borrower hereunder, the indemnities and obligations of Borrower contained in this section shall survive the payment in full of amounts payable pursuant herein and the termination of the Letter of Credit.

          2A.16 Obligations of Borrower Absolute.
                --------------------------------

          (a) The obligations, covenants and agreements of Borrower under this Agreement shall be absolute, unconditional and irrevocable, and Borrower separately covenants and agrees to timely pay in full in strict accordance herewith all amounts which may become due and owing hereunder and to timely observe and perform all other agreements and covenants to be observed and performed by Borrower hereunder, such payment, observance and performance to be made hereunder under all circumstances whatsoever, including, the following:

          (1)   any lack of validity or enforceability of any Financing
     Documents;

          (2) any amendment or waiver of or any consent to departure from all or any of the Financing Documents;

          (3) the existence of any claim, set-off, defense or other rights which Borrower may have at any time against any Person, whether in connection with this Agreement, the Letter of Credit, the Demand Notes or any of the other Financing Documents, or any unrelated transaction;

          (4) any statement or any other document presented under a Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to be untrue or inaccurate in any respect whatsoever;

          (5) payment by Bank under a Letter of Credit against presentation of a draft or certificate which does not comply with the terms of the Letter of Credit, provided such payment shall not have constituted gross negligence or willful misconduct by Bank; and

          (6) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided the same does not constitute gross negligence or willful misconduct by Bank.

          (b) No act of commission or omission of any kind at any time on the part of Bank in respect of any matter whatsoever shall in any way affect or impair any right, power or benefit of Bank under this Agreement and, to the extent permitted by applicable law, no setoff, claim, reduction, diminution of any obligation, or any defense of any kind or nature which Borrower may have against Bank shall be available against Bank in any suit or action brought by Bank to enforce any right, power or benefit under this Agreement.

          2A.17 Liability of the Bank. Neither Bank nor any of its officers or
                ----------------------
directors shall be liable or responsible for: (i) the use which may be made of a Letter of Credit or for any acts or omissions of the Trustee and any transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by Bank against presentment of documents which do not strictly comply with the terms of a Letter of Credit, including but not limited to, failure of any documents to bear any reference or adequate reference to a Letter of Credit; or (iv) any other circumstances whatsoever in making or failing to make payment under a Letter of Credit, except only that Borrower shall have a claim against Bank, and Bank shall be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrower which the Borrower proves were caused by (A) Bank's willful misconduct or gross negligence in determining whether documents presented under a Letter of Credit comply with the terms of a Letter of Credit or (B) Bank's willful or grossly negligent failure to pay under a Letter of Credit after the presentation to it by the Trustee of a draft and certificate strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

          3.   Conditions of Lending.
               ---------------------

          3.1  Conditions Precedent to Initial Advance.  In addition to any
               ---------------------------------------
other requirements set forth in this Agreement, Bank shall not be obligated to make the any of the Loans, or any advance under any Loan, or issue the Letters of Credit, unless at the time thereof the following conditions shall have been met:

               (a)  Corporate Proceedings. All proper corporate proceedings
                    ---------------------
shall have been taken by Borrower to authorize this Agreement and the transactions contemplated hereby.

               (b)  Documentation. All instruments and proceedings in connection
                    -------------
with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Bank, and Bank shall have received on the date of this Agreement copies of all documents including records of corporate proceedings, which it may have requested in connection therewith, including certified copies of resolutions adopted by the Board of Directors of Borrower, certificates of good standing, and certified copies of the Articles of Incorporation and Bylaws, and all amendments thereto, of Borrower.

               (c)  Loan Documents. Bank shall have received executed copies of
                    --------------
all instruments evidencing security for the Loans and copies of the insurance policies and related certificates of insurance referred to in Sections 6.1 ("Insurance") and 9.5 ("Insurance").

               (d)  No Default. No event shall have occurred or be continuing
                    ----------
which constitutes an Event of Default or which would constitute an Event of Default with the giving of notice or the lapse of time or both.

               (e)  Perfection of Liens.  UCC-1 financing statements, collateral
                    -------------------
assignments, trademark and patent assignments, and, if applicable, certificates of title covering the Collateral executed by Borrower shall have been duly recorded or filed in the manner and places required by law to establish, preserve, protect, and perfect the interests and rights created or intended to be created by this Agreement and any other security agreement.

               (f)  Reports; Third Quarter Financial Statements. Bank shall have
                    -------------------------------------------
received all reports and information from Borrower called for under the Agreement as and when due. Bank shall have received the financial statements for Borrower's third quarter ended March 31, 1999.

               (g)  Opinion of Counsel. Bank shall have received on the date of
                    ------------------
this Agreement an opinion from counsel to Borrower satisfactory to Bank which is in the form of Exhibit "B" hereto and with respect to such other matters
               -----------
relating to the transactions contemplated hereby as Bank may reasonably request.

               (h) Incumbency Certificate. Bank shall have received an
                   ----------------------
incumbency certificate, dated as of the date of this Agreement, executed by the Secretary or Assistant Secretary of Borrower, which shall identify by name and title and bear the signature of the officer of such Borrower authorized to sign this Agreement and the Notes on behalf of Borrower. Bank shall be entitled to rely upon such incumbency certificate in completing the transactions contemplated herein or in any Loan Document.

               (i) Consents. Bank shall have received consents and agreements of
                   --------
the landlords of each of the premises leased by Borrower on which the Collateral is located as provided in Section 4.1 ("Security"), all in form satisfactory to Bank.

               (j) Real Estate Mortgages. Except for the mortgage under that
                   ---------------------
certain Real Estate Mortgage and Security Agreement among La-Man Corporation and Don Bell Industries, Inc. and SouthTrust Bank, National Association, recorded on September 2, 1997, in Official Records Book 4230, Page 4153, in Volusia County, Florida, which are already outstanding. Bank shall have received and recorded the Mortgages duly executed by the applicable Borrower granting to Bank a first lien on each parcel of the Real Estate.

               (k) Title Insurance. Except for the Real Estate subject to the
                   ---------------
Real Estate Mortgage and Security Agreement among La-Man Corporation and Don Bell Industries, Inc. and SouthTrust Bank, National Association, recorded on September 2, 1997, in Official Records Book 4230, Page 4153, in Volusia County, Florida, Bank shall have received commitments for the issuance of a standard ALTA mortgagee title insurance policy from a company approved by Bank. The commitments for title insurance shall provide coverage of not less than $2,600,000, insuring the Mortgage as valid first liens on the California Real Estate, and of not less than $345,000, insuring the Mortgage on the Florida Real Estate, subject only to exceptions approved by Bank. The commitments shall specify such affirmative coverages and endorsements as Bank or Bank's counsel reasonably deems appropriate and specify Bank, as well as its successors and/or assigns, as the insured party.

               (l) Surveys. Except for the Real Estate subject to the Real
                   -------
Estate Mortgage and Security Agreement among La-Man Corporation and Don Bell Industries, Inc. and SouthTrust Bank, National Association, recorded on September 2, 1997, in Official Records Book 4230, Page 4153, on September 2, 1997, in Volusia County, Florida, Bank shall have received two sealed copies of a current survey of each parcel of the Real Estate, prepared and certified within sixty (60) days of the closing date by a registered surveyor or a licensed professional engineer, which complies with all requirements set forth in the loan commitment and as otherwise in form and substance satisfactory to Bank and its counsel.

               (m) Appraisals and Environmental Assessments.  Bank shall have
                   ----------------------------------------
received current appraisals of the Equipment and the Real Estate located in Stockton, California expressing an opinion of the Equipment's orderly liquidation value and the Real Estate's fair market value on an as-built basis in each case reasonably satisfactory to Bank. Bank shall also have received a Phase I Environmental Assessment Report concerning each parcel of the Real Estate that will be subject to a new Mortgage and a Phase II Environmental Assessment Report concerning the Stockton, California property, in each case satisfactory in form, scope and substance to Bank and Bank's counsel providing evidence satisfactory to Bank and Bank's counsel and that the Real Estate does not contain asbestos or any other material or substance that is regulated or prohibited by the Environmental Regulations, except those materials or substances that are disclosed in writing to, and approved in writing by, Bank. The environmental consultant's reports shall have been ordered directly by Bank at Borrower's sole cost. Bank acknowledges that it has received and is satisfied with the assessment report for Stockton, California, subject to Borrower's taking the remedial actions described in Article 11 of this Agreement within the specified time period.

               (n) Lien Search. Bank shall have received a report from the
                   -----------
Florida Department of State and any other jurisdiction in which any of the Collateral is located or in which Borrower is located indicating that there are no Liens against that portion of the Collateral constituting personal property, except the Liens permitted by Section 7.2 ("Liens and Security Interests").

               (o) No Adverse Change.  There shall have been no material adverse
                   -----------------
change in the condition, financial or other, of Borrower, from such condition as it existed on the date of the most recent financial statements of such Person delivered before the date of this Agreement.

               (p) Fees and Expenses. Bank shall have received all amounts
                   -----------------
required to be paid by Borrower or another Person pursuant to the commitment letter delivered by Bank to Borrower in connection with the Revolving Loan.

               (q) Subordination Agreement.  Bank shall have received a
                   -----------------------
subordination agreement from each Subordinated Lender.

               (r) Life Insurance. Bank shall have received the original copy of
                   --------------
a life insurance policy on the life of J. William Brandner in the face amount of $1,000,000 issued by an insurance underwriter acceptable to Bank, together with instruments indicating that said policy has not been assigned to any other entity and that said policy is assignable to Bank as collateral for the Loans, and such assignments, pledge agreements, and instruments as Bank shall require evidencing assignment of said policy to Bank as collateral for the Loans.

               (s) Certificates of Title. Borrower shall have delivered
                   ---------------------
Certificates of Title for any vehicles constituting part of the Equipment as shown on Exhibit "J" within 90 days of this Agreement.
         ----------

               (t) Unfunded Availability. Borrower has excess unfunded
                   ---------------------
availability on the Revolving Loan of at least $500,000 as of the Closing Date.

               (u) Variable Demand Notes. Bank must have received from
                   ---------------------
SouthTrust Securities, Inc. confirmation of the marketability of the 1999 Notes. Borrower and SouthTrust Securities, Inc. must have agreed on mutually-acceptable terms for those Demand Notes and the placement agent and remarketing fees for the 1999 Notes. Bank and Borrower must have executed the documentation for the 1999 Notes, including the 1999 Indenture.

               (v) Additional Documents. Bank shall have received such
                   --------------------
additional legal opinions, certificates, proceedings, instruments, and other documents as Bank or its counsel may reasonably request to evidence (i) compliance by Borrower with legal requirements, (ii) the truth and accuracy, as of the date of this Agreement, of the representations of Borrower contained herein, and (iii) the due performance or satisfaction by Borrower, at or prior to the date hereof, of all agreements required to be performed and all conditions required to be satisfied by Borrower pursuant hereto.

          3.2  Conditions Precedent to Each Advance.  The following conditions,
               ------------------------------------
in addition to any other requirements set forth in this Agreement, must have been met or performed before each advance under any Loan:

               (a) Borrower's Report.  To the extent required by Bank, Borrower
                   -----------------
has delivered to Bank a Borrower's Report.

               (b) Supplementary Corporate Proceedings. Any supplementary
                   -----------------------------------
corporate proceedings necessary to authorize the transaction have been taken by Borrower.

               (c) Accuracy of Representations. All representations and
                   ---------------------------
warranties made by Borrower in this Agreement or otherwise in writing in connection with this Agreement are true and correct as if made on and as of the proposed date of the advance of Loan proceeds, and to the extent requested by Bank, Borrower has so certified in writing.

               (d) No Default. No Event of Default has occurred and is
                   ----------
continuing, and to the extent requested by Bank, Borrower has so certified in writing.

               (e) Further Assurances. Borrower shall have delivered such
                   ------------------
further documentation or assurances that Bank reasonably requires.

     4.   Security for Obligations and Special Collection Accounts.
          --------------------------------------------------------

          4.1  Security.  The Loans, each Note, the reimbursement obligations
               --------
under this Agreement and all other Obligations shall be secured by each of the following:

               (a) A first-priority security interest in Borrower's Accounts, Documents, Instruments, Chattel Paper, General Intangibles, Equipment, and Inventory, and other properties and interests as provided for in Article 8 ("Grant of Security Interest").

               (b) A first priority mortgage lien on each parcel of the Real Estate pursuant to the Mortgages; and

               (c) The assignment of a life insurance policy in the face amount of at least $1,000,000 on the life of J. William Brandner referred to in Section
3.1 ("Life Insurance").

               Borrower agrees to execute and deliver, or cause the execution and delivery of, such security agreements, deeds of trust, mortgages, assignments, guaranties, consents, subordination agreements, and financing statements as may be required by Bank to evidence such security, all in form satisfactory to Bank, as well as such consents and agreements of the landlords of each of the premises leased by Borrower on which the Collateral is located, all in form satisfactory to Bank.

          4.2  Special Collection Accounts.  Borrower represents that Borrower
               ---------------------------
has opened with Bank special collection accounts bearing account numbers 67986451 (Display Technologies, Inc. - Master Special Collection Account), 67986638 (Display Technologies, Inc. - Corporate Special Collection Account), 67986484 (La-Man Corporation - Subsidiary Special Collection Account), 67986495 (J.M. Stewart Manufacturing, Inc. - Subsidiary Special Collection Account), 67986506 (Don Bell Industries, Inc. - Subsidiary Special Collection Account), 67986517 (J.M. Stewart Corporation - Subsidiary Special Collection Account), 67986440 (J.M. Stewart Industries, Inc. - Subsidiary Special Collection Account), and 78385499 (Ad Art Electronic Sign Corp. -Subsidiary Special Collection Account) (collectively, the "Special Collection Accounts"), in which all funds received by Borrower from sales of Inventory, all refunds of taxes, all remittances by Borrower's Account Debtors, and all other proceeds of Collateral, shall be deposited no later than the next regular banking day following receipt. All returned checks shall be charged to account number ___________. Bank shall pay all fees for the Special Collection Accounts and expenses or adjustments for collected funds. Under no circumstances will Bank be charged for them. Borrower shall pay normal and customary fees to Bank for its maintenance of the Special Collection Accounts. Bank shall have the exclusive right to withdraw or debit funds from the Special Collection Accounts, which may be accomplished by any directive signed by any two authorized employees of Bank. At least weekly and more often if Bank so elects, the collected balances in the Special Collection Accounts shall be swept into a concentration account and withdrawn by Bank and applied to the Revolving Loan. If any report by Borrower required by this Agreement shall show insufficient Aggregate Loan Values to entitle Borrower to maintain the then-current balance owing under the Revolving Loan after applying thereto the collected balance of the Special Collection Accounts, then Borrower shall immediately deposit into one of the Special Collection Accounts sufficient immediately available funds from which Bank may draw in order to reduce the principal balance of the Revolving Loan to the amount allowable under the provisions of this Agreement. At the request of Bank, Borrower shall execute documents provided by Bank to allow officers of Bank to sign checks drawn on accounts of Borrower maintained in other banks for the purpose of transferring funds to an account or accounts of Borrower maintained with Bank or another bank owned by SouthTrust Corporation, including, without limitation, the Special Collection Accounts.

     5.   Representations, Warranties, and General Covenants.  Borrower
          --------------------------------------------------
represents, warrants, and covenants to and with Bank, which representations, warranties, and covenants shall survive until the Obligations are indefeasibly satisfied in full, that:

          5.1  Organization and Qualification.  Each Borrower and each of its
               ------------------------------
Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation; has the corporate power to own its properties and to carry on its business as now being conducted; and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary.

          5.2  Corporate Power and Authorization; Compliance with Law.  Borrower
               ------------------------------------------------------
has full power and authority to enter into this Agreement, to borrow hereunder, to execute and deliver the Notes and the other Loan Documents, and to incur the obligations provided for herein, all of which have been authorized by all proper and necessary corporate action. Borrower and each of its Subsidiaries further
(x) is in compliance with all Requirements of Law applicable to it and (y) possesses all governmental franchises, licenses, and permits that are necessary to own or lease its assets and to carry on its business as now conducted.

          5.3  Enforceability; No Legal Bar.  This Agreement has been, and each
               ----------------------------
other Loan Document to which it is a party will be, duly executed and delivered to Bank on behalf of Borrower. This Agreement and each of the other Loan Documents constitute, and each Note when executed and delivered for value received will constitute, a valid and legally binding obligation of Borrower enforceable in accordance with their respective terms. The execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which it is a party, Borrower's borrowings pursuant to this Agreement, and use of the loan proceeds, will not violate any Requirement of Law applicable to Borrower or any of its Subsidiaries or constitute a breach or violation of, a default under, or require any consent under, any of its Contractual Obligations, and will not result in a breach or violation of, or require the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation.

          5.4  Pending Actions.  No action or investigation is pending or, so
               ---------------
far as Parent's officers and directors know, threatened before or by any court or administrative agency against Borrower or against any of its Subsidiaries, businesses, properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated by them, or (b) which might result in any Material Adverse Effect on Borrower on a consolidated basis.

          5.5  Financial Statements.  The financial statements of Parent and its
               --------------------
Subsidiaries dated June 30, 1998 and March 31, 1999 (the "Financial Statement Date"), delivered to Bank, and all other financial statements and reports furnished by Parent to Bank are complete and correct and fairly present the financial condition of Parent and its Subsidiaries on a consolidated and consolidating basis and the results of their operations and transactions as of the dates and for the periods to which they refer. The Parent's June 30, 1998 financial statements have been prepared in accordance with GAAP. There are no liabilities, direct or indirect, fixed or contingent, of Parent and its Subsidiaries as of the date of such financial statements which are not reflected therein or in the notes thereto. Neither said financial statements nor any other financial statements, reports, and information furnished by Parent to Bank contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Parent has failed to disclose to Bank in writing which materially affects adversely or, so far as Parent can now foresee, will materially affect adversely the Collateral, business, prospects, profits, or condition (financial or otherwise) of Borrower or the ability of Borrower to perform this Agreement.

          5.6  No Change.  Since the Financial Statement Date there has not
               ---------
been: (i) any material adverse change in the assets, liabilities, business, or condition (financial or other) of Parent and its Subsidiaries on a consolidated basis; (ii) any loss, damage, or destruction, whether or not covered by insurance, that materially adversely affected the assets or property of Parent and its Subsidiaries on a consolidated basis; (iii) any distribution by Parent to its shareholders in cash, securities, or other property, except a five percent (5%) stock dividend paid to shareholders in November 1998; (iv) any change in any of Parent's accounting methods, practices, or principles or depreciation and amortization rates or policies, except as required by law or to conform with GAAP; or (v) except in the usual and ordinary course of business, any of the following: (A) any breach, execution, extension, modification, or termination by Borrower of any Contractual Obligation; (B) any disposition by Borrower of, or the imposition of a Lien on, any asset of Borrower, except for a Lien permitted under Section 5.7 ("Title to Properties"); (C) any cancellation of a debt owed to, or a claim held by, Borrower; or (vi) since the closing of the Loan, any Event of Default. No Contractual Obligation of Borrower or any of its Subsidiaries and no Requirement of Law materially adversely affects, or to the extent that Borrower can reasonably foresee might have a Material Adverse Effect on Borrower.

          5.7  Title to Properties.  Borrower and its Subsidiaries have good and
               -------------------
marketable title to all of their assets, subject to no Lien, except inchoate Liens arising by operation of law for obligations which are not yet due and except for the Liens and security interests described on Exhibit "C" to this
                                                         -----------
Agreement. Borrower and its Subsidiaries enjoy peaceable and undisturbed possession under all leases under which they are operating, and none of such leases contain any provisions which may materially and adversely affect or impair the operations of Borrower, and all of such leases are valid and subsisting and in full force and effect.

          5.8  Benefit Plans.  Except as set forth on Exhibit "D" to this
               -------------                          -----------
Agreement, neither Borrower nor any of its Subsidiaries has established or is a party to any Plan or to any stock option or deferred compensation plan or contract for the benefit of its employees or officers, any pension, profit sharing or retirement plan, stock redemption agreement, or any other agreement or arrangement with any officer, director, or stockholder, members of their families, or trusts for their benefit. Borrower and its Subsidiaries are in compliance with all applicable provisions of ERISA. Neither Borrower nor any of its Subsidiaries has received any notice to the effect that it is not in full compliance with any of the requirements of ERISA and the regulations promulgated thereunder. No fact or situation that could result in a material adverse change in the financial condition of Borrower, including, but not limited to, any Reportable Event or Prohibited Transaction, exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

          5.9   Taxes.  Borrower and its Subsidiaries have filed all federal,
                -----
state, and local tax returns which are required to be filed and have paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received by them. Borrower and its Subsidiaries have paid all withholding, FICA and other payments required by federal, state or local governments with respect to any wages paid to employees.

          5.10  Collateral.  The security interests granted to Bank herein and
                ----------
pursuant to any other security agreement (a) constitute and, as to subsequently acquired property included in the Collateral covered by the security agreement, will constitute, a security interest under the Code entitled to all of the rights, benefits and priorities provided by the Code and (b) are, and as to such subsequently acquired Collateral will be, fully perfected, superior, and prior to the rights of all third persons, now existing or hereafter arising, subject only to Liens permitted pursuant to this Agreement. All of the Collateral is intended for use solely in Borrower's business. Borrower shall defend the Collateral against all claims and demands of all other parties who at any time claim any interest in the Collateral.

          5.11  Labor Law Matters.  No goods or services have been or will be
                -----------------
produced by Borrower or any of its Subsidiaries in violation of any applicable labor laws or regulations or any collective bargaining agreement or other labor agreements or in violation of any minimum wage, wage-and-hour, or other similar laws or regulations. Except for Ad Art Electronic Sign Corporation, no collective bargaining agreement concerning any employees of Borrower exists or is being negotiated.

          5.12  Judgment Liens.  None of Borrower, its Subsidiaries, or their
                --------------
assets are subject to more than $10,000 in the aggregate of unpaid judgments (whether or not stayed) or judgment liens in any jurisdiction.

          5.13  Place of Business. Parent's chief executive office is located at
                -----------------
5029 Edgewater Drive, Orlando, Florida, and it has not changed the location of its chief executive office from a location in a different state within the last five (5) years. The Inventory is and shall be located only at the locations listed on Exhibit "E" to this Agreement, or on locations of which Bank is
          -----------
notified pursuant to Section 6.14, except for inventory on customer locations being supplied under contracts with an aggregate value of less than $50,000. Except as indicated on said exhibit, the real estate constituting each said location is owned by Borrower. With respect to locations not owned by Borrower, said exhibit sets forth the name and address of each landlord, vendor or customer, the location of the property, and the remaining term of the lease or purchase agreement. Borrower has separately furnished to Bank true and correct copies of the lease agreements or purchase agreements for each said parcel.

          5.14  Full Disclosure.  All information furnished by Parent to Bank
                ---------------
concerning Borrower, its Subsidiaries, its financial condition, the Collateral, or otherwise for the purpose of obtaining credit or an extension of credit, is, or will be at the time the same is furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Bank a true and accurate knowledge of the subject matter. The books of account, minute books, and stock record books of Borrower and its Subsidiaries are complete and correct and have been maintained in accordance with good business practices, and there have been no transactions adversely affecting the business of Borrower or its Subsidiaries that should have been set forth therein and have not been so set forth.

          5.15  Borrower's Name. Except for the change in Parent's name from La-
                ---------------
Man Corporation to its current name, Borrower has not changed its name or been known by any other name within the last five (5) years, nor has it been the surviving corporation in a merger effected within the last five (5) years, except for a transaction involving Ad Art Electronic Sign Corporation.

          5.16  Existing Debt.  Neither Borrower nor any of its Subsidiaries is
                -------------
in default with respect to any of its existing Debt or with respect to any Contractual Obligation to which it is a party. Neither Borrower nor any of its Subsidiaries is subject to any federal, state or local tax Liens, nor has such Person received any notice of deficiency or other official notice to pay any taxes. Borrower and its Subsidiaries have paid all sales and excise taxes payable by them.

          5.17  Insolvency.  Parent and each of its Subsidiaries are now and,
                ----------
after giving effect to the transactions contemplated hereby, at all times will be, Solvent.

          5.18  Intellectual Property.  Borrower and each of its Subsidiaries
                ---------------------
owns or is licensed to use, all patents, trademarks, trade names, copyrights, technology, know-how, and processes necessary for the conduct of their business as currently conducted (the "Intellectual Property") all of which is described in Exhibit "G" to this Agreement. Any material licenses of the Intellectual
   -----------
Property are set forth in Exhibit "G" to this Agreement.  No claim has been
                          -----------
asserted and is pending by any Person with respect to the use of any such Intellectual Property, or challenging or questioning the validity or effectiveness of any such Intellectual Property and Borrower does not know of any valid basis for any such claim. The use of the Intellectual Property by Borrower and each of its Subsidiaries does not infringe on the rights of any Person.

          5.19  Subsidiaries.  Borrower has no Subsidiaries, except as indicated
                ------------
on Exhibit "F" to this Agreement.  Parent represents and warrants that the
   -----------
following Subsidiaries are shell corporations and have tangible assets of less than $25,000: (i) E.S.C. of Nevada, Inc., (ii) Don Bell Industries of Nevada, Inc., and (iii) Nevada Semco, Inc.

          5.20  Environmental Matters.  Borrower is in compliance with all
                ---------------------
Environmental Regulations and with all other federal, state, and local laws and regulations relating to the environment and pollution, including such laws and regulations regulating hazardous, radioactive and toxic materials and underground petroleum products storage tanks. No assessment, notice of (primary or secondary) liability or notice of financial responsibility, or the amount thereof, or to impose civil penalties has been received by Borrower, and there are no facts, conditions, or circumstances known to Borrower which could result in any investigation or inquiry if all such facts, conditions, and circumstances, if any, were fully disclosed to the applicable governmental authority. Borrower has paid any environmental excise taxes due and payable, including without limitation, those imposed pursuant to Sections 4611, 4661, or 4681 of the Internal Revenue Code of 1986, as amended from time to time. Borrower represents and warrants that Borrower has not obtained and is not required to obtain any permits, licenses, or similar authorizations to construct, occupy, operate, or use any buildings, improvements, fixtures, or equipment in connection with its business by reason of any Environmental Regulations. Borrower represents and warrants that no oil, toxic or hazardous substances, or solid wastes have been disposed of or released by Borrower in connection with the operation of its business and that Borrower will not dispose of or release oil, toxic or hazardous substances, or solid wastes at any time in its operation of its business (the terms "hazardous substance" and "release" shall have the meanings specified in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and the terms "solid waste" and "disposal," "dispose," or "disposed" shall have the meanings specified in the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), except that if such acts are amended to broaden the meanings thereof, the broader meaning shall apply herein). Each of the foregoing representations is also accurate with respect to any Subsidiary that is not a Borrower.

          5.21  Ownership.  Parent is a public company.  All issued and
                ---------
outstanding capital stock of each other Borrower is owned by Parent. Except as set forth in the annual fiscal year-end audited financial statements of Parent as of June 30, 1998, there are not outstanding any warrants, options, or rights to purchase any shares of capital stock of any Subsidiary, nor does any Person have a Lien upon any of the capital stock of any Subsidiary, except for the Lien held by Subordinate Lenders.

          5.22  Inventory. All Inventory is marketable in the ordinary course of
                ---------
business. All Inventory has been produced, and during the term hereof will be produced, in compliance with the requirements of the Federal Fair Labor Standards Act. No Inventory is now, nor shall any Inventory at any time or times hereafter be, stored with a bailee, warehouseman or similar party without Bank's prior written consent and, if Bank gives such consent, Borrower will concurrently therewith cause any such bailee, warehouseman, or similar party to issue and deliver to Bank, in form and substance acceptable to Bank, warehouse receipts therefor in Bank's name. No Inventory is or will be consigned to any Person without Bank's prior written consent, and, if such consent is given, Borrower shall, prior to the delivery of any Inventory on consignment, (i) provide Bank with all consignment agreements to be used in connection with such consignment, all of which shall be acceptable to Bank, (ii) prepare, execute, and file appropriate financing statements with respect to any consigned Inventory, showing Bank as assignee, (iii) conduct a search of all filings made against the consignee in all jurisdictions in which any consigned Inventory is to be located and deliver to Bank copies of the results of all such searches, and (iv) notify, in writing, all the creditors of the consignee which are or may be holders of Liens in the Inventory to be consigned that Borrower expects to deliver certain Inventory to the consignee, all of which Inventory shall be described in such notice by item or type.

          5.23  SEC Filings. Borrower previously has furnished or made available
                -----------
to Bank accurate and complete copies of forms, reports, and documents filed by Borrower with the Securities and Exchange Commission ("SEC") since January 1, 1998 (the "SEC Documents"), which include all reports, schedules, proxy statements, and registration statements filed or required to be filed by Borrower with the SEC since January 1, 1998. As of their respective dates, the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in those documents are necessary to make the statements in those documents not misleading, in light of the circumstances in which they were made.

           5.24  Year 2000 Compliance.
                 --------------------

                 (a)  Definition. For purposes of this representation, "Year
                      ----------
2000 compliant" means, with respect to any entity, that all hardware, software, embedded microchip technology, and other processing capabilities used by and material to its business operations or financial condition will: (i) regardless of the date input, consistently and correctly interpret and manipulate data for all calendar dates, without causing any abnormal ending scenario, including accepting date input, providing date output, and performing calculations on dates or portions of dates, whether before, on, or after January 1, 2000, or from, into and between the years 1999 and 2000, and whether or not the dates are affected by leap years; (ii) function accurately and without interruption before, during, and after January 1, 2000, and without any change in operations associated with the advent of the new century; (iii) respond to date data, including, two-digit year-date input, in ways that resolve any ambiguity as to century in a consistent, defined, and documented manner; and (iv) store and provide output of date information in ways that are unambiguous as to century.

                 (b)  Borrower's Year 2000 Compliance. Borrower has: (a)
                      -------------------------------
undertaken a detailed inventory, review, and assessment of its business and operations that could be adversely affected by its failure to be Year 2000 compliant on a timely basis; (b) developed a detailed plan and time line for becoming Year 2000 compliant on a timely basis; and (c) implemented that plan in accordance with the timetable with sufficient funds, personnel and other resources. The portion of Borrower's plan to be accomplished during the current year has been fully accounted for in its current fiscal year budget. Borrower shall fully budget the remaining amount necessary to implement the Year 2000 plan for its next fiscal year. Borrower will be Year 2000 compliant before January 1, 2000.

                 (c)  Certain Third Parties. Based on its inquiry made by
                      ---------------------
Borrower to Borrower's material suppliers, vendors, service providers, and customers, Borrower's management believes that before January 1, 2000, all such material suppliers, vendors, service providers and customers will be Year 2000 compliant and any interface or exchange of data or other information between Borrower and each of the material suppliers, vendors, service providers and customers will operate or function in a Year 2000 compliant manner, without any adverse impact on any of the hardware, software, embedded microchip technology, or other processing capabilities used by and material to Borrower's business operations or financial condition. To the extent necessary to ensure the foregoing, Borrower has articulated or will articulate functional interface standards to each of the material suppliers, vendors, service providers, and customers and engage in testing and implementation of those standards. For purposes of this Agreement, "material suppliers, vendors, service providers and customers" refer to those suppliers, vendors, service providers, and customers of Borrower whose business failure would, with reasonable probability, result in a Material Adverse Effect on the Borrower.

               (d) Further Assurances. At Bank's request, Borrower shall
                   ------------------
promptly disclose to Bank its Year 2000 Compliance plans, periodically update the Bank on the progress of its Year 2000 Compliance program, provide Bank with copies of any third party assessment of its Year 2000 Compliance efforts, complete any questionnaire, survey, or worksheet or furnish any other information or documentation regarding Borrower's Year 2000 Compliance efforts. Borrower's failure to furnish this information or otherwise satisfy that Borrower and its material suppliers, vendors, service providers, and customers will be Year 2000 compliant by January 1, 2000, and that any interface or exchange of data or other information between Borrower and each of its material suppliers, vendors, service providers, and customers will be Year 2000 compliant without Material Adverse Effect on Borrower, will constitute an Event of Default.

               (e) Other Loan Documents.  Each of the foregoing representations,
                   --------------------
warranties and agreements are incorporated and made a part of every other Loan Document.

          5.2  Representations True.  No representation or warranty by Borrower
               --------------------
contained herein or in any certificate or other document furnished by Borrower pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

     6.   Affirmative Covenants.  Borrower agrees and covenants that until the
          ---------------------
Obligations have been indefeasibly paid in full and until Bank has no further obligation to make advances under the Loans, each Borrower shall:

          6.1  Insurance.  For itself and every Subsidiary (whether or not a
               ---------
Borrower), maintain insurance with insurance companies satisfactory to Bank on such of its properties, in such amounts and against such risks as is customarily maintained in similar businesses operating in the same vicinity, and shall file with Bank upon request, from time to time, a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, dates of expiration thereof, and the properties and risks covered thereby, and, within 10 days after notice in writing from Bank, shall obtain such additional insurance as Bank may reasonably request. All such policies shall name Bank as a named insured and provide that any losses payable thereunder shall (pursuant to loss payable clauses, in form and content acceptable to Bank, to be attached to each policy) be payable to Bank, and provide that the insurance provided thereby, as to the interest of Bank, shall not be invalidated by any act or neglect of Borrower, nor by the commencing of any proceedings by or against Borrower in bankruptcy, insolvency, receivership, or any other proceedings for the relief of a debtor, nor by any foreclosure, repossession, or other proceedings relating to the property insured, nor by any occupation of such property or the use of such property for purposes more hazardous than permitted in the policy. Borrower hereby assigns to Bank all right to receive proceeds, directs any insurer to pay all proceeds directly to Bank, and authorizes Bank to endorse any check or draft for such proceeds and apply the same toward satisfaction of the Obligations. Borrower shall furnish to Bank insurance certificates, in form and substance satisfactory to Bank, evidencing compliance by it with the terms of this Section and, upon the request of Bank at any time, Borrower shall furnish Bank with photostatic copies of the policies required by the terms of this Section. Borrower will cause each insurer under each of the policies to agree (either by endorsement upon such policy or by letter addressed to Bank) to give Bank at least 30 days' prior written notice of the cancellation of such policies in whole or in part or the lapse of any coverage thereunder. Borrower agrees that it will not take any action or fail to take any action which action or inaction would result in the invalidation of any insurance policy required hereunder. At least 10 days prior to the date the premiums on each such policy or policies shall become due and payable, Borrower shall furnish to Bank evidence of the payment of such premiums. Borrower shall furnish to Bank such evidence of insurance as Bank may require.

          6.2  Corporate Existence; Qualification.  For itself and every
               ----------------------------------
Subsidiary (whether or not a Borrower), maintain its corporate existence and, in each jurisdiction in which the character of the property owned by it or in which the transaction of its business makes its qualification necessary, maintain good standing.

          6.3  Taxes.  For itself and every Subsidiary (whether or not a
               -----
Borrower), during its fiscal year, accrue all current tax liabilities of all kinds, all required withholding of income taxes of employees, all required old age and unemployment contributions, all required payments to employee benefit plans, and pay the same when they become due.

          6.4  Compliance with Laws.  For itself and every Subsidiary (whether
               --------------------
or not a Borrower), comply with all Requirements of Law, including Environmental Regulations, and pay all taxes, assessments, charges, claims for labor, supplies, rent, and other obligations which, if unpaid, might give rise to a Lien against property of Borrower (or the Subsidiary), except claims being contested in good faith by appropriate proceedings (provided Borrower promptly notifies Bank in writing of such contest), and against which reserves deemed adequate by Bank have been set up. Specifically, Borrower (and each Subsidiary) shall pay when due all taxes and assessments upon the Collateral, this Agreement, the Notes, or any Loan Document, including, without limitation, any stamp taxes or intangibles taxes imposed by virtue of the transactions outlined herein.

          6.5  Annual Financial Statements.  Within 90 days after the close of
               ---------------------------
each fiscal year, Parent shall furnish Bank with annual audited financial statements of Parent and its Subsidiaries on a consolidated basis, with supplemental unaudited consolidating financial statements consisting of balance sheets, operating statements and such other statements as Bank may reasonably request, for the period(s) involved, prepared in accordance with GAAP consistently applied for the period involved and for the preceding fiscal year and certified as correct by independent certified public accountants acceptable to Bank.

          6.6  Interim Financial Statements.  Within 45 days after the close of
               ----------------------------
each calendar month, Parent shall furnish Bank with unaudited monthly and year-to-date financial statements of Parent and its Subsidiaries on a consolidated and consolidating basis, consisting of balance sheets and operating statements and a listing of all contingent liabilities of Parent and its Subsidiaries for the periods involved and such other statements as Bank may request, consistently prepared with the monthly financial statement(s) previously furnished to Bank, taken from the books and records of Parent and its Subsidiaries, and certified as correct by the Chief Financial Officer of Parent.

          6.7   Certificates; Other Information.  Parent shall furnish to Bank:
                -------------------------------

                (a) concurrently with the delivery of the financial statements referred to in Sections 6.5 and 6.6, a certificate from the President and Chief Financial Officer of Parent (i) containing computations confirming Borrower's compliance with Section 6.23 ("Financial Covenants"); (ii) stating that after diligent investigation, they have determined that Borrower during the period has observed or performed all of its covenants in this Agreement and in the other Loan Documents, and (iii) stating that the officers do not know of any default or Event of Default by Borrower under this Agreement or the other Loan Documents; and

                (b) all other information regarding the affairs of Borrower and its Subsidiaries that Bank from time to time reasonably requests.

          6.8   Collateral Reports.  Furnish to Bank at least monthly before the
                ------------------
30th day of the month (and more frequently if requested by Bank) a detailed accounts receivable aging report as of the last day of the previous month, a detailed accounts payable aging report, and an inventory report, all in form and substance, and containing such detail and information as Bank shall request, and furnish to Bank copies of all physical inventory listings when prepared by Parent.

          6.9   SEC Filings. (i) As soon as available and in any event within 95
                -----------
days following the end of each of Parent's fiscal years, a copy of its Annual Report on Form 10-K as filed with the SEC; (ii) as soon as available and in any event within 50 days following the end of each of Parent's first three fiscal quarters of each year, a copy of its Quarterly Report on Form 10-Q; and (iii) promptly on becoming available, any other report or statement that Parent files with the SEC or mails to its shareholders.

          6.10  Visits and Inspections. For itself and every Subsidiary (whether
                ----------------------
or not a Borrower), (a) give agents and representatives of Bank full and unrestricted access from time to time during normal business hours to its business premises, offices, properties, books, records, and information; (b) permit agents and representatives of Bank to make such audit and examination thereof, and conduct such other investigation, as they consider appropriate to determine and verify its business properties, operation, or condition (financial or other) and to consummate the transactions contemplated by this Agreement; and
(c) furnish to Bank and its agents and representatives such additional information with respect to its business and affairs as Bank or they reasonably request from time to time. Borrower shall bear the costs of such audits, reports, and inspections.

          Borrower shall keep true books, records, and accounts that completely, accurately, and fairly reflect all dealings and transactions relating to its and its Subsidiaries' assets, business, and activities and shall record all transactions in such manner as is necessary to permit preparation of its financial statements in accordance with GAAP.

          6.11  Payments on Notes.  Duly and punctually pay the principal and
                -----------------
interest on the Notes, in accordance with the terms of this Agreement and of the Notes, and pay all other Debt of Borrower or any Subsidiary reflected on the financial statements delivered to Bank and referred to in Section 5.5 ("Financial Statements") and all other Debt incurred after the date hereof in accordance with the terms of such Debt.

          6.12  Conduct of Business. For itself and every Subsidiary (whether or
                -------------------
not a Borrower), conduct its business as now conducted and do all things necessary to preserve, renew, and keep in full force and effect its rights, patents, permits, licenses, franchises, and trade names necessary to continue its business. Borrower shall and shall cause each of its Subsidiaries to comply with all Contractual Obligations applicable to it and its business and properties.

          6.13  Maintenance of Properties.  For itself and every Subsidiary
                -------------------------
(whether or not a Borrower), keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions, and improvements thereto and comply with the provisions of all leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder.

          6.14  Location of Collateral.  Notify Bank on a monthly basis within
                ----------------------
thirty (30) days of a change in a location at which Collateral is maintained, except for Inventory that is (i) shipped to customers and vendors, (ii) shipped between locations listed on Exhibit "E" or (iii) Inventory stored at customers'
                            -----------
premises for those contracts involving an aggregate sale price of less than $50,000.

          6.15  Additional Documents.  Join Bank in executing any security
                --------------------
agreements, assignments, consents, financing statements or other instruments, in form satisfactory to Bank, as Bank may from time to time request in connection with the Collateral and the other security for the Loans.

          6.16  Notice to Bank.  Promptly notify Bank of:  (a) any default or
                --------------
Event of Default, (b) the acceleration of the maturity of any Debt or Contractual Obligation; (c) a default in the performance of, or compliance with, any Requirement of Law, Environmental Regulation, or Contractual Obligation of Borrower or any of its Subsidiaries; (d) any litigation, dispute, or proceeding that is pending or known by Borrower's officers to be threatened against Borrower or any of its Subsidiaries and that might involve a claim for damages or a request for injunctive, enforcement, or other relief that, if granted, might reasonably be expected to have a Material Adverse Effect on Borrower; (e) a change in either the name or the principal place of business of Borrower or the office where its books and records are kept; (f) any change in its accounting methods, policies, or practices for financial reporting purposes or any material change in its accounting methods, policies, or practices for tax reporting purposes; and (g) a material adverse change in the business, operations, assets, property, or condition (financial or other) of Borrower. Borrower shall provide with each notice pursuant to this section a statement of an officer of Borrower setting forth details of the occurrence referred to in the notice and stating what action Borrower proposes to take with respect to it. Borrower shall also promptly notify Bank of any agreement to acquire another company, including in the notice a copy of the acquisition agreement and financial information regarding the acquired company.

          6.17  Subordination of Debt.  Provide Bank with a debt subordination
                ---------------------
agreement, in form and substance satisfactory to Bank, executed by Borrower and each Subordinate Lender, and a debt and subordination agreement, in form and substance satisfactory to Bank, executed by Borrower and any Person who is an officer, director, shareholder or Affiliate of Borrower to whom Borrower is or hereafter becomes indebted, subordinating in right of payment and claim all of such Debt and any future advances thereon to the full and final payment of the Obligations.

          6.18  Collection of Accounts.  Diligently pursue collection of all
                ----------------------
Accounts and other amounts due Borrower from others, including Affiliates of Borrower.

          6.19  Landlord and Storage Agreements. Provide Bank with copies of all
                -------------------------------
agreements between Borrower and any landlord or warehouseman which owns any premises at which any Inventory or other Collateral may, from time to time, be kept.

          6.20  Auditors' Letters.  Furnish Bank with a copy of each finally
                -----------------
issued letter written to Parent by its independent certified public accountant concerning internal controls and management review immediately upon receipt of same.

           6.21 ERISA Compliance.
                ----------------

                (a) At all times make prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to each Plan;

                (b) Promptly after the filing thereof, furnish to Bank copies of an annual report required to be filed pursuant to ERISA in connection with each Plan and any other employee benefit plan of it and its Affiliates;

                (c) Notify Bank as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any Plan which Borrower believes might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer the Plan; and

                 (d) Furnish to Bank, promptly upon Bank's request therefor, such additional information concerning any Plan or any other such employee benefit plan as may be reasonably requested.

          6.22   Life Insurance Policy. Pay all premiums due with respect to the
                 ---------------------
life insurance policy referred to in Section 3.1 ("Life Insurance") and do all such other things as shall be necessary to maintain said life insurance, and the pledge thereof to Bank, in full force and effect.

          6.23   Financial Covenants.  Maintain at all times that this Agreement
                 -------------------
is in effect: (a) total Tangible Net Worth of not less than $10,000,000; (b) a ratio of Debt to Tangible Net Worth of not more than 4.0 to 1.0; (c) Fixed Charge Coverage of not less than 1.1 to 1.0; (d) Funded Debt to EBITDA of not more than 4.0 to 1.0; and (e) total Contingent Obligations of not more than

$5,000,000. Borrower's compliance with the foregoing covenants will be measured quarterly. Borrower's compliance with the covenants in subsections (c) and (d) will be measured quarterly on a rolling four quarters basis.

          6.24  Physical Inventory. Borrower shall at least one time during each
                ------------------
fiscal year conduct a physical inventory of all of its Inventory and shall promptly certify to Bank the results of such inventory in detail satisfactory to Bank.

          6.25  Completed Improvements on California Real Property.  Borrower
                --------------------------------------------------
shall have completed improvements on the real property located in Stockton, California and complied with the following conditions as of June 1, 2000: (i) deliver to Bank a copy of the A.I.A. Certificate of Substantial Completion from Borrower's architect or engineer accompanied by one or more contractor's affidavits stating that the improvements have been completed in accordance with the approved plans and are certified as being free of any structural defects;
(ii) deliver to Bank copies of waivers, releases or satisfactions of liens in form and substance reasonably satisfactory to Bank, and other evidence as Bank may reasonably request showing that all outstanding claims for construction costs, including claims of contractors, subcontractors, laborers and materialmen, have been paid to date and that there are no liens outstanding on the property; (iii) a current dated copy of an as-built survey, showing the location of the improvements on the property evidencing that the same are in compliance with any restrictions of record or ordinances relating to the locations thereof; (iv) deliver to Bank general contractor's warranties and all other warranties of structural or major components (i.e., HVAC, roof, etc.); (v) deliver to Bank a copy of the final and unconditional certificate of occupancy for the improvements made on the property, a copy of any required approval by any other appropriate governmental authority or a letter from the appropriate governmental authority to the effect that no such certificate or other approval is issued by it, accompanied by Borrower's certificate that no notice of any claimed violations of ordinances have been served upon Borrower; (vi) deliver to Bank a final as-built appraisal confirming that the Stockton, California Real Estate, as approved, has a value of at least $3,400,000; (vii) deliver to Bank a current endorsement to the property's title insurance policy (A) changing the effective date as of the issuance of the certificate of occupancy, (B) increasing the aggregate amount of the policy by an amount equal to the as-built appraisal, (C) reflecting no matters adversely affecting title to the property have been filed of record, and (D) confirming the lien of the California Mortgage remains a valid first-priority lien on the property; and (viii) deliver to Bank such other instruments, documents and certificates as Bank may reasonably request.

          6.26  Completed Improvements on Florida Real Property.  Borrower shall
                -----------------------------------------------
have completed improvements on the parcel of Florida Real Estate located at 710 Glades Court, Port Orange, Florida (the"Premises") and complied with the following conditions as of December 31, 1999: (i) Borrower will deliver all lien waivers and lien satisfactions to Bank; (ii) Borrower will record a Notice of Termination terminating the Notice of Commencement recorded in Official Records Book 4399, Page 3700 in Volusia County, Florida; and (iii) Borrower will deliver to Bank a current endorsement to the Bank's title insurance policy indicating the removal of the Notice of Commencement and reflecting no matters adversely affecting title to the Premises have been filed of record.

     7.   Negative Covenants.  Until the Obligations have been indefeasibly
          ------------------
repaid in full and until Bank has no further obligation to make advances under the Loans, without the prior written consent of Bank, Borrower shall not:

          7.1  Indebtedness.  Except as permitted or contemplated by this
               ------------
Agreement and unless Borrower is in compliance with all of its financial covenants, create, incur, assume, or suffer to exist any Debt or obligation for money borrowed, or guarantee, or endorse, or otherwise be or become contingently liable in connection with the obligations of any person, firm, or corporation (including any Affiliate), except:

               7.1.1 Indebtedness for taxes not at the time due and payable or which are being actively contested in good faith by appropriate proceedings and against which reserves deemed adequate by Bank have been established by Borrower, but only if the non-payment of such taxes does not result in a Lien upon any property of Borrower that has priority over the Lien held by Bank;

               7.1.2 Contingent liabilities arising out of the endorsement of negotiable instruments in the ordinary course of collection or similar transactions in the ordinary course of business;

               7.1.3 Debt, other than for borrowed money, incurred in the ordinary course of business, including that evidenced by trade promissory notes with a maturity of less than one year;

               7.1.4 Debt to third parties for purchase money borrowing incurred in connection with the purchase of capital assets and/or capital lease obligations used in the business of Borrower, as long as this Debt does not cause an Event of Default;

               7.1.5  Debt for money borrowed from Bank; and

               7.1.6 Debt incurred prior to the date of this Agreement and reflected on the financial statements referred to in Section 5.5 ("Financial Statements") which is not to be repaid with the proceeds of the Loans.

          7.2  Liens and Security Interests.  Create, incur, assume, or suffer
               ----------------------------
to exist any mortgage, security deed, deed of trust, security interest, pledge, encumbrance, Lien or charge of any kind (including charges on property purchased under conditional sales or other title-retention agreements) on any of its property or assets, now owned or hereafter acquired, except:

               7.2.1 Liens for taxes not yet due or which are being contested in good faith by appropriate proceeding and against which reserves deemed adequate by Bank have been set up (excluding any Lien imposed pursuant to any of the provisions of ERISA), but only if the non-payment of such taxes does not result in a Lien upon any property of Borrower that has priority over the Lien held by Bank;

               7.2.2 Other Liens incidental to the conduct of its business or the ownership of its property and assets and created by operation of law so long as the obligations secured thereby are not past due;

               7.2.3 Purchase money Liens created to secure the indebtedness permitted by Section 7.1.4;

               7.2.4  Liens in favor of Bank; and

               7.2.5  Liens reflected on Exhibit "C" to this Agreement.
                                         -----------

          7.3  Dividends and Distributions.  Declare any dividends on any shares
               ---------------------------
of any class of its capital stock, or apply any of its property or assets to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or for the purchase, retirement of, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of Borrower, unless after any of the foregoing payments, Borrower remains in compliance with all of its financial covenants.

          7.4  Affiliate Transactions.  Purchase, acquire, or lease property
               ----------------------
from, or sell, transfer or lease property to, any Affiliate of Borrower, except for (i) the exercise of stock options and (ii) arms-length transactions at fair market value that are between Borrowers only. Engage in any other transaction or arrangement with a Subsidiary that is not a Borrower that involves loans, advances, or transfers of cash or property to the non-Borrower Subsidiary, except for such transactions involving the proceeds of equity or Subordinated Debt offerings.

          7.5  Financing Statements.  Permit any financing statement (except
               --------------------
Bank's financing statements) to be on file with respect to the Collateral, except for those filed to perfect Permitted Liens.

          7.6  Name Change/Location of Chief Executive Office.  Change the name,
               ----------------------------------------------
identity or corporate structure of Borrower, or change the location of its chief executive office, unless notice has been given to Bank in advance of the move.

           7.7 Destruction of Collateral.  Waste or destroy the Collateral or
               -------------------------
use it in violation of any statute or ordinance.

          7.8  Liquidation, Merger or Consolidation.  (a) Liquidate, wind up, or
               ------------------------------------
dissolve itself (or suffer any liquidation or dissolution); or (b) enter into any merger or consolidation of which it is not the surviving corporation or otherwise suffer a "Change in Control" in Parent, as defined below; or (c) sell, lease, or otherwise dispose of any of its assets in an aggregate amount exceeding $100,000 during any fiscal year, except sales of obsolete or worn-out equipment and sales of Inventory in the ordinary course of its business.

For purposes of this Agreement, the term "Change in Control" means (a) any "person" or "group" of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) have acquired beneficial ownership, direct or indirect, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over 30% or more of the votes attributable to the voting stock of Parent; or (b) individuals who at the beginning of any period of 24 consecutive calendar months were directors of Parent (together with any new directors whose election to the board of directors of Parent or whose nomination for election by the shareholders of Parent was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Parent then in office.

          7.9   Loans or Advances.  Make loans or advances or pay any management
                -----------------
or similar fees to any Affiliate or officer of Borrower or any Subsidiary, except advances or payment of management or similar fees made in the ordinary course of business, but under no circumstances to a non-Borrower Subsidiary. Borrower may advance to its non-Borrower Subsidiaries the proceeds of an equity or Subordinated Debt offering.

          7.10  Cash Capital Expenditures.  Make or commit to make any Cash
                -------------------------
Capital Expenditures in any fiscal year exceeding a total of $1,000,000, excluding any Cash Capital Expenditures made with respect to construction on the Stockton, California Real Estate.

          7.11  Acquisitions. Purchase or acquire the obligations or stock of or
                ------------
any other interest in any Person, unless the transaction does not result in an Event of Default. Borrower acknowledges that Bank will need to complete its due diligence investigation before approving the addition of acquired assets as more eligible Inventory and Eligible Accounts for borrowing base purposes.

          7.12. Prepayment of Debt.  Prepay any Debt, except (i) Debt to Bank,
                ------------------
(ii) permitted payments with respect to Subordinated Debt described in Section
7.17 ("Subordinated Debt"), and (iii) accounts payable arising in the ordinary course of business; provided, however, Borrower may pay accounts payable and take ordinary trade discounts on purchases made in the ordinary course of business.

           7.13 Lease Transactions.  Enter into any sale and lease-back
                ------------------
arrangement, except in the ordinary course of business.

           7.14 Amendments.  Amend any instrument evidencing a Lien listed on
                ----------
Exhibit "C" hereto.
-----------

           7.15 Deposit of Funds.  Deposit proceeds of the Collateral into any
                ----------------
account other than the Special Collection Accounts.

          7.16 Subordinated Debt. Make any cash payment (principal or interest) with respect to Subordinated Debt, or with respect to any Debt that would be Subordinated Debt but for the absence of a subordination agreement in effect with respect thereto, except that Borrower shall be entitled to make payments with respect to such Debt to the extent expressly permitted in any subordination agreement in effect with respect thereto, but only during such time as no default or Event of Default exists hereunder.

          7.17  Change in Business.  Enter into any business which is
                ------------------
substantially different from the business or businesses in which it is presently engaged, if the business in which Borrower is presently engaged fails to account for at least fifty percent (50%) of Borrower's annual revenues on an ongoing basis.

          7.18  Accounts.  Sell, assign, or discount any of its Accounts,
                --------
Instruments, Chattel Paper, or any promissory notes held by it other than discount of such Accounts, Chattel Paper, or notes in the ordinary course of business for collection. Borrower shall notify Bank promptly in writing with any discount, offset, or other deductions not shown on the face of an Account invoice and any dispute over an Account, and any information relating to an adverse change in any Account Debtor's financial condition or ability to pay its obligations.

          7.19  Margin Stock. Use any proceeds of the Loans to purchase or carry
                ------------
any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or extend credit to others for the purpose of purchasing or carrying any margin stock.

          7.20  Subsidiaries.  Dispose of any Subsidiaries, or permit any
                ------------
Subsidiary to issue capital stock, except to its Parent. Parent shall maintain at least the percentage ownership of each Subsidiary shown on the attached

Exhibit "F".  Newly formed or acquired Subsidiaries with tangible assets of more
-----------
than $100,000 will join this Agreement and each Note and become a Borrower within sixty (60) days after the acquisition or formation of the Subsidiary, unless the following conditions are satisfied: (a) any new Contingent Obligations incurred by Borrower in connection with the acquisition are less than $2 million, (b) the acquisition transaction does not involve cash expenditures by Borrower, except to the extent those cash expenditures are funded from proceeds of an equity or Subordinated Debt offering, (c) the acquisition transaction does not cause Borrower's Contingent Obligations to exceed the amount specified in Section 6.23 or otherwise cause an Event of Default, and (d) the terms of the acquired Subsidiary's Funded Debt preclude the acquired Subsidiary from becoming a Borrower. Borrower will not be required to cause the acquired or formed Subsidiary to join this Agreement and each Note as a Borrower if the joinder would cause an Event of Default because of a resulting breach of a representation or warranty unless Bank waives compliance with the respresentation or warranty with respect to that breach. Borrower shall not sell, transfer or lease any property to E.S.C. of Nevada, Inc., Don Bell Industries of Nevada, Inc. Nevada Services, Inc., or any newly formed or acquired Subsidiary with tangible assets of less than $100,000, except for sales, transfers, and leases in the ordinary course of business that do not exceed $100,000 in the aggregate during the term of the Loans.

     8.   Grant of Security Interest.
          --------------------------

          8.1  Security Interest.  As security for the payment of the Loans and
               -----------------
all other Obligations, now existing or in the future incurred, and including any extensions or renewals or changes in form of the Loans, any over-advances, and any other Obligations, and all costs and expenses of collection thereof, including, without limitation, attorneys' fees, Borrower hereby assigns to Bank and grants to Bank a security interest in and Lien upon the following:

               (a)  All of Borrower's Accounts;

               (b)  All of Borrower's Documents;

               (c)  All of Borrower's Instruments;

               (d)  All of Borrower's General Intangibles;

               (e)  All of Borrower's Chattel Paper;

               (f)  All of Borrower's Inventory;

               (g)  All of Borrower's Equipment;

               (h) All of proceeds, products, and profits as the case may be, of Borrower's Accounts, Documents, Instruments, Chattel Paper, General Intangibles, Equipment, and Inventory;

               (i) All monies and other property of any kind, real, personal, or mixed, and tangible or intangible, now or at any time or times hereafter, in the possession or under the control of Bank or a bailee of Bank;

               (j) All accessions to, substitutions for and all replacements, products, profits, income, and cash and non-cash proceeds of (a) through (g) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

               (k) All books and records (including, without limitation, customer lists, credit files, magnetic, digital and laser tapes and disks, electronic and computer storage media, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (a) through (h) above.

     In addition, the applicable Borrower shall execute and deliver to Bank the Mortgages, granting to Bank a first lien on the Real Estate and assignment of the life insurance policy in the amount of $1,000,000 on the life of J. William Brandner. The new Mortgage on the Port Orange, Florida Real Estate will secure only the Term Loan and recovery under this Mortgage will be limited to $345,000. The Mortgage on the Stockton, California Real Estate will secure all Obligations. As Borrower obtains more trademarks or patents, Borrower shall execute appropriate instruments granting to Bank a security interest in those assets.

          8.2  Sale of Inventory.  Until the occurrence of an Event of Default,
               -----------------
Borrower may use and dispose of the Inventory in the ordinary course of business where such is not inconsistent with this Agreement, provided that the ordinary course of business does not include a transfer in partial or total satisfaction of Debt nor a transfer (other than a sale on terms and conditions which would apply if disinterested parties were involved) to an Affiliate of Borrower.

          8.3  Notice to Account Debtors.  If  an Event of Default exists
               -------------------------
hereunder, Bank may notify the Account Debtors obligated on any or all of the Accounts to make payment thereof directly to Bank and to take control of all proceeds of any such Accounts. Any such notice by Bank to such Account Debtors shall be given by an officer of Bank. Borrower, if requested by Bank, shall stamp or cause to be stamped on each Account item in legible letters "Pledged to SouthTrust Bank, National Association" and shall turn over physical possession of the Accounts to Bank. Borrower authorizes Bank to sign and endorse Borrower's name upon any check, draft, money order, or other form of payment of any Account item and to sign and endorse satisfactions and releases of Account items in Borrower's name. Until such time as Bank elects to exercise such right by mailing to Borrower written notice thereof, Borrower is authorized, as agent of Bank, to collect and enforce said Accounts in Borrower's name. The costs of such collection and enforcement, including attorneys' fees and out-of-pocket expenses and all other expenses and liabilities resulting therefrom, shall be borne solely by Borrower whether the same are incurred by Bank or Borrower. At the request of Bank, Borrower shall upon receipt of all checks, drafts, cash, and other remittances in payment or on account of the Accounts deposit the same in the Special Collection Accounts referred to in Section 4.2 ("Special Collection Accounts"). The funds in the Special Collection Accounts shall be held by Bank as security for all obligations secured hereby. Said proceeds shall be deposited in precisely the form received, except for the endorsement of Borrower where necessary to permit collection of items, which endorsement Borrower agrees to make, and which Bank is also hereby authorized to make on Borrower's behalf. Pending such deposit, Borrower agrees that it will not commingle any such checks, drafts, cash, and other remittances with any of Borrower's funds or property, but will hold them separate and apart therefrom and upon an express trust for Bank until deposit thereof is made in the Special Collection Accounts. Bank may, in accordance with the provisions of this Agreement, apply the whole or any part of the collected funds on deposit in the Special Collection Accounts against the principal and/or interest of the Loans or other Obligations secured hereby, the order and method of such application to be at the discretion of Bank. Any portion of said funds on deposit in the Special Collection Accounts which Bank elects not to so apply may, at Bank's election, be paid over by Bank to Borrower; provided, however, that if at any time Bank grants to Borrower the right to retain the proceeds of the Accounts for Borrower's use, or if at any time Bank elects to pay funds on deposit in the Special Collection Accounts to Borrower, such right to retain and use proceeds or payment from the Special Collection Accounts shall be deemed to be continuing new value for the security interest attaching hereunder on all after-acquired property.

          8.4  Verification of Accounts.  Whether or not an Event of Default has
               ------------------------
occurred, any of Bank's officers, employees, or agents shall have the right, at any time or times hereafter, in the name of Bank, or any designee of Bank or Borrower, to verify the validity, amount, or any other matter relating to any Accounts by mail, telephone, telegraph, or otherwise. Borrower shall cooperate fully with Bank in an effort to facilitate and promptly conclude any such verification process.

          8.5  Post Office Box.  If an Event of Default has occurred or is
               ---------------
continuing, Borrower agrees to acquire at its expense a post office box in the place designated by Bank, to which Bank and its designees alone shall have access. (Borrower acknowledges that Ad Art will be subject to a lockbox arrangement, even in the absence of an Event of Default.) Borrower agrees to give notice to all of its Account Debtors to mail payments due to Borrower to such post office box. Borrower agrees that Bank, or its designees, may open such post office box, may receive, open, and dispose of all mail addressed to Borrower at such post office box, and may deposit any payments contained in such mail in a Special Collection Account referred to in Section 4.2 ("Special Collection Accounts"). Borrower agrees to give all required instructions to the U.S. Postal Service authorities to enable Bank or its designees to attain access to such post office box of Borrower, agrees that it will not attempt to remove any mail from such post office box, and agrees to execute such additional agreements as Bank may reasonably require in connection with such post office box.

          8.6  Governmental Accounts.  If any of Borrower's Accounts in excess
               ---------------------
of $10,000 arise out of contracts with the United States or any department, agency, or instrumentality thereof, Borrower will immediately notify Bank thereof in writing and execute any instruments and take any steps required by Bank in order that all monies due and to become due under such Account shall be assigned to Bank and notice thereof given to the Government under the Federal Assignment of Claims Act.

          8.7  Accounts Evidenced by Instruments.  If any of Borrower's Accounts
               ---------------------------------
are or should become evidenced by promissory notes, trade acceptances, chattel paper, chattel mortgages, conditional sales contracts, or other instruments, Borrower will immediately deliver same to Bank, endorsed or assigned with recourse to Bank's order and, regardless of the form of such endorsement or assignment, Borrower hereby waives presentment, demand, notice of dishonor, protest and notice of protest, and all other notices with respect thereto.

          8.8  Lease of Records.  Borrower hereby leases to Bank, and Bank hires
               ----------------
from Borrower, for a term which shall be effective so long as the Loans or other Obligations secured hereby are owing to Bank by Borrower and until Bank has no further obligation under the Agreement, all of Borrower's present and future books of Accounts, computer printouts, magnetic, digital and laser tapes and disks, computer and electronic storage media, computer software programs, trial balance records, ledgers and cabinets in which they are located, reflected or maintained, in any way relating to the Collateral, and all present and future supporting evidence and documents relating thereto in the form of written applications, credit information, account cards, payment records, trial balances, correspondence, delivery receipts, certificates and the like, as well as the past and current information stored in computer software programs for and on Borrower's behalf by third parties. Borrower, if requested by Bank, agrees to legend all of the foregoing to indicate the lease thereof to Bank. If an Event of Default occurs, then, in addition to all of the other rights and remedies of Bank herein, Bank will have the right forthwith or at any time thereafter to remove from Borrower's premises all of the foregoing and keep and retain the same in Bank's possession until the Loans and other Obligations secured hereby shall have been fully paid and discharged and Bank has no further obligation under the Agreement. The provisions of this section shall not be deemed to diminish or contravene the security interest of Bank in Borrower's General Intangibles or in the property, materials, and interests described in this section, but shall be deemed to be in addition to any rights Bank may have with respect to Borrower's grant of a security interest in its General Intangibles to Bank.

          8.9   License of Rights.  Bank is hereby granted a license or other
                -----------------
right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, and advertising matter or any property of a similar nature as it pertains to the Collateral, in advertising for sale and in selling any Collateral, and Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit.

          8.10  Attorney-in-Fact. Borrower hereby irrevocably designates, makes,
                ----------------
constitutes, and appoints Bank (and all Persons designated by Bank) as Borrower's true and lawful attorney (and agent-in-fact) and Bank, or Bank's agent, may, without notice to Borrower and in either Borrower's or Bank's name, but at the cost and expense of Borrower:

                8.10.1 At such time or times hereafter as Bank or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders, or any other evidence of payment or proceeds of the Collateral which come into the possession of Bank or under Bank's control; and

                8.10.2 If an Event of Default exists, Bank may: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts;
(ii) settle, adjust, compromise, discharge, or release any of the Accounts or other Collateral; (iii) sell or collect any of the Accounts or other Collateral upon such terms, and for such amounts and at such time or times as Bank deems advisable; (iv) take possession, in any manner, of any item of payment or proceeds relating to any Collateral and apply the same to the Obligations; (v) prepare, file, and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment, or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open, and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Bank may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Bank or any other bank on account of the Obligations; (viii) endorse the name of Borrower upon any Chattel Paper, document, instrument, invoice, freight bill, bill of lading, or similar document or agreement relating to the Accounts, Inventory, and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, and any other Collateral and to which Borrower has access; (xi) make and adjust claims under policies of insurance; and (xii) for and in the name of Borrower to give instructions and direct any bank or financial institution in which proceeds of the Collateral are deposited to turn over said proceeds to Bank; and (xiii) do all other acts and things necessary, in Bank's determination, to fulfill Borrower's obligations under this Agreement.

     9.   Additional Representations, Covenants, and Agreements Relating to
          -----------------------------------------------------------------
Collateral.
----------

          9.1  Reliance on Statements Pertaining to Accounts.  With respect to
               ---------------------------------------------
all Accounts, Borrower represents and warrants to Bank that Bank may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts, and unless otherwise indicated in writing to Bank, that with respect to each
Account:

               9.1.1 It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

               9.1.2 It arises out of a completed, bona fide sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts, or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

               9.1.3 It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Bank;

               9.1.4 Such Account, and Bank's security interest therein, is not, and will not be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim, or any other adverse condition, except for disputes resulting in returned goods where the amount in controversy is deemed by Bank to be immaterial, and each such Account is absolutely owing to Borrower and the obligation to pay is not contingent in any respect or for any reason;

               9.1.5 Borrower has made no agreement with any Account Debtor thereunder for any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto;

               9.1.6 There are no facts, events, or occurrences which in any way impair the validity or enforceability thereof or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Bank with respect thereto;

               9.1.7 To the best of Borrower's knowledge, the Account Debtor thereunder (i) has the capacity to contract at the time any contract or other document giving rise to the Account was executed and (ii) such Account Debtor is Solvent;

               9.1.8 Borrower has no knowledge of any fact or circumstance which would impair the validity or collectability of the Account, and to the best of Borrower's knowledge there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectability of such Account.

          9.2  Affirmation of Representations.  Each request for a loan or
               ------------------------------
advance made by Borrower pursuant to this Agreement or any of the other Loan Documents shall constitute (i) an automatic representation and warranty by Borrower to Bank that there does not then exist any default or Event of Default and (ii) a reaffirmation as of the date of said request that all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true in all material respects, except for any changes in the nature of Borrower's business or operations that would render the information contained in any exhibit attached hereto either inaccurate or incomplete, so long as Bank has consented to such changes or such changes are expressly permitted by this Agreement.

          9.3  Waivers.  Borrower hereby releases and waives any and all
               -------
actions, causes of action, demands and suits which it may ever have against Bank as a result of any possession, collection, settlement, compromise, or sale by Bank of any of the Accounts upon the occurrence of an Event of Default hereunder, notwithstanding the effect of such possession, collection, settlement, compromise, or sale upon the business of Borrower. Said waiver shall include all causes of action and claims which may result from the exercise of the power of attorney conferred upon Bank in Section 8.10 ("Attorney-in-Fact").

          9.4  Discharge of Taxes and Liens.  At its option, Bank may discharge
               ----------------------------
taxes, Liens, security interests, or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Borrower agrees to reimburse Bank, on demand, for any payment made or expense incurred by Bank pursuant to the foregoing authorization, including, without limitation, attorneys' fees.

          9.5  Insurance.  Without limiting any other provision hereof, Borrower
               ---------
shall keep the Collateral insured in amounts equal to its full insurable value, with companies, and against such risks as may be satisfactory to Bank. Borrower will pay the costs of all such insurance and deliver policies evidencing such insurance to Bank with mortgagee loss payable clauses in favor of Bank. Borrower hereby assigns to Bank all right to receive proceeds, directs any insurer to pay all proceeds directly to Bank, and authorizes Bank to endorse any check or draft for such proceeds and apply the same toward satisfaction of the Loans and other Obligations secured hereby.

          9.6  Complete Records.  Borrower will at all times keep accurate and
               ----------------
complete records of the Collateral, and Bank or its agents shall have the right to call at Borrower's place or places of business at intervals to be determined by Bank, upon reasonable notice and during Borrower's regular business hours, and without hindrance or delay, to inspect and examine the Inventory and to inspect, audit, check, and make abstracts from the books, records, journals, orders, receipts, computer printouts, correspondence, and other data relating to the Collateral or to any other transactions between the parties hereto. If requested by Bank, Borrower agrees to make its books, records, journals, orders, receipts, computer printouts, correspondence, and other data relating to the Collateral available for inspection, audit, and checking by Bank or its agents.

          9.7  Uniform Commercial Code Financing Statement.  Borrower agrees
               -------------------------------------------
that a carbon, photographic, or other reproduction of this Agreement or of a signed financing statement with respect to the Collateral shall be sufficient as a financing statement and may be filed as such by Bank.

     10.  Events of Default.  The occurrence of any one or more of the following
          -----------------
events shall constitute an Event of Default (unless and except to the extent that the same is cured to the satisfaction of Bank within the applicable cure period, if any, or, at the sole discretion of Bank, at any time thereafter):

          10.1  Payment Default.  If Borrower shall fail to make any payment of
                ---------------
any installment of principal or interest on any Note within 10 days after the same becomes due and payable, whether at stated maturity, by declaration, upon acceleration, or otherwise; or

          10.2  Fees and Expenses.  If Borrower shall fail to pay when due any
                -----------------
expense, fee or charge provided for in this Agreement within 10 days after the same becomes due and payable; or

          10.3  Certain Agreement.  If Borrower defaults in the observance or
                -----------------
performance of any agreement contained in Article 7 of this Agreement ("Negative Covenants") or in the observance or performance of the agreements set forth in
Section 4.2 ("Special Collection Accounts"), 6.1 ("Insurance"), 6.2 ("Corporate Existence; Qualification") (with respect to existence only), 6.10 ("Visits and Inspections"), 6.15 ("Additional Documents"), 6.16 ("Notice to Bank") (with respect to parts (a) and (b) only), 6.17 ("Subordination of Debt"), 6.18 ("Collection of Accounts"), or 6.23 ("Financial Covenants"); or

          10.4  Other Defaults.  If Borrower or any other party (except Bank)
                --------------
shall fail to perform, keep or observe any covenant, agreement or provision of the Note(s) or of this Agreement (other than those set forth in Sections 10.1 through 10.3 and Sections 10.5 through 10.19) or of any other Loan Documents and such failure shall continue uncured for a period of thirty (30) days after such performance or observance is required hereunder or thereunder; or

          10.5  Representations False. If any warranty, representation, or other
                ---------------------
statement made or furnished to Bank by or on behalf of Borrower or in any of the Loan Documents proves to be false or misleading in any respect when made or furnished if not cured within 30 days from the time Borrower has notice of the breach (but the foregoing cure period will not apply unless Borrower is reasonably capable of curing the breach within the 30-day cure period); or

          10.6  Financial Difficulties.  If Borrower or any of its Subsidiaries
                ----------------------
shall be involved in financial difficulties as evidenced:

                (a) by its admission in writing of its inability to pay its debts generally as they become due or of its ceasing to be Solvent;

                (b) by its commencing a voluntary case under the United States Bankruptcy Code or any similar law regarding debtor's rights and remedies or an admission seeking the relief therein provided;

                (c) by its making a general assignment for the benefit of its creditors; or

                (d) by its voluntarily liquidating or terminating operations or applying for or consenting to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of such Person or of all or of a substantial part of its assets; or

          10.7  Involuntary Proceedings.  If without its application, approval,
                -----------------------
or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of Borrower or any of its Subsidiaries any remedy under the federal Bankruptcy Code, the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like of such Person, or of all or any substantial part of the assets of such Person, or other like relief under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, which results in the entry of an order for relief or such adjudication or appointment remains undismissed or undischarged for a period of 30 days; or

          10.8  ERISA.  If a Reportable Event shall occur which Bank, in its
                -----
sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's complete or partial withdrawal from such Plan; or

          10.9  Default on Other Obligations.  If Borrower or any Subsidiary
                ----------------------------
shall default under any of the Subordinated Debt or in the payment of more than $100,000 due on any Debt of Borrower or any Subsidiary to any others; or

          10.10  Put Option Event.  An event occurs that would entitle a
                 ----------------
Subordinated Lender to exercise a put option under any of the Subordinated Debt.

          10.11  Judgments.  If a final judgment for the payment of money in
                 ---------
excess of $100,000 shall be rendered against Borrower and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed, unless such judgment is fully covered by collectible insurance; or

          10.12  Actions. If Borrower shall be criminally indicted or convicted
                 -------
under any law; or

          10.13  Collateral. If a creditor of Borrower shall obtain possession
                 ----------
of any of the Collateral by any legal means; or

          10.14  Change in Control. If there occurs a Change in Control of
                 -----------------
Parent (as that term is defined in Section 7.8), or if J. William Brandner should die, resign or be removed or demoted, unless the Parent appoints a successor acceptable to Bank within ninety (90) days of such occurrence; or

          10.15  Life Insurance Policy. If the premiums are not paid on the life
                 ---------------------
insurance policy referred to in Section 3.1 ("Life Insurance") or such life insurance policy is otherwise canceled or terminated or if the assignment thereof to Bank is terminated in any manner; or

          10.16  Subordination Agreements.  If a breach or default shall occur
                 ------------------------
with respect to any subordination agreement executed by any creditor of Borrower (including any Affiliate), or if any said agreement shall otherwise terminate or cease to have legal effect; or

          10.17  Priority of Security Interest. If any security interest or Lien
                 -----------------------------
of Bank hereunder or under any other Security Agreement shall not constitute a perfected security interest of first priority in the Collateral thereby encumbered, subject only to Permitted Liens; or

          10.18  Loss of Collateral.  If there shall occur any material loss,
                 ------------------
theft, damage or destruction of any of the Collateral, which loss is not fully insured; or

          10.19  Material Adverse Change. If Borrower or any Subsidiary suffers
                 -----------------------
a material adverse change in its business, assets, properties, prospects, results of operation, or condition (financial or other).

     On the occurrence of any Event of Default, Bank or the holder of the Notes may at its option proceed to protect and enforce its rights by suit in equity, action at law and/or the appropriate proceeding either for specific performance of any covenant or condition contained in the Notes or in any Loan Document, and/or declare the unpaid balance of the Loans and Note together with all accrued interest to be forthwith due and payable, and thereupon such balance shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived.

     Borrower agrees that default under any Loan Document shall constitute default with respect to all Loan Documents.

     Without limiting the foregoing, upon the occurrence of any Event of Default, and at any time thereafter, Bank shall have the rights and remedies of a secured party under the Code (and the Uniform Commercial Code of any other applicable jurisdiction) in addition to the rights and remedies provided herein or in any other instrument or paper executed by Borrower. Bank may require Borrower to assemble the Inventory and make the same available to Bank at a place to be designated by Bank which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value, or is a style customarily sold on a recognized market, Bank will give Borrower reasonable notice of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Borrower at least five (5) days before the time of such sale or disposition. Borrower shall pay Bank on demand any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Bank in protecting or enforcing the Loans and all other Obligations secured hereby and other rights of Bank hereunder, including its right to take possession of the Collateral.

     Bank shall not be liable for failure to collect the Accounts or to enforce any contract rights or for any action or omission on the part of Bank, its officers, agents and employees, except willful misconduct. No remedy herein conferred upon, or reserved to, Bank is intended to be exclusive of any other remedy or remedies, including those of any note or other evidence of Debt held by Bank, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity. Exercise or omission to exercise any right of Bank shall not affect any subsequent right of Bank to exercise the same.

     Borrower waives notice prior to Bank's taking possession or control of any of the Collateral or any bond or security that might be required by any court prior to allowing Bank to exercise any of Bank's remedies, including the issuance of an immediate writ of possession.

     In addition to any other remedy available to it, Bank shall have the right to the extent provided by law, upon the occurrence of an Event of Default, to seek and obtain the appointment of a receiver to take possession of and operate and/or dispose of the business and assets of Borrower and any costs and expenses incurred by Bank in connection with such receivership shall bear interest at the Default Rate.

     11.  Environmental Provisions; Indemnification.
          ------------------------  ---------------

          11.1 Contamination.  Borrower acknowledges that certain soil and
               -------------
groundwater in the parcel of Real Estate owned by Ad Art Electronic Sign Corporation, a Borrower, and having a street address of 3133 Ad Art Road ("Area One"), may have been impacted by contaminant substances (collectively, the "Contamination"). Borrower further acknowledges that, as of the date of this Agreement, Bank's knowledge concerning the Contamination is limited to the information set forth in the Phase I Environmental Update issued on April 9, 1999 by National Assessment Corporation (the "Report"). Without limiting the generality of Borrower's obligation under this Agreement to maintain the Real Estate in compliance with applicable Environmental Regulations, Borrower specifically agrees to conduct such assessment and remediation work as may be necessary to bring Area One into compliance with applicable Environmental Regulations and otherwise satisfy the requirements of the Governmental Authorities with jurisdiction regarding the environmental condition of the Real Estate.

          11.2 Environmental Assessment and Remediation Obligation of Borrower.
               ---------------------------------------------------------------
Borrower shall promptly undertake and diligently proceed with assessment and remediation of the Contamination at their sole cost and expense. Borrower shall select and utilize only qualified engineers, contractors, and consultants (collectively, the "Consultants") to conduct the assessment and remediation required under this Agreement. All Consultants must be approved in writing by Bank before they initiate work in connection with the Contamination. For purposes of this Agreement, the term "assessment" means the identification of the types and concentrations of contaminants present in the soil and groundwater, the delineation of the horizontal and vertical extent of those contaminants, and the evaluation of the appropriate remedial action necessary to bring Area One, as well as any other property impacted by the Contamination, into compliance with applicable Environmental Regulations or comply with the requirements of the Governmental Authorities with jurisdiction. For purposes of this Agreement, the term "remediation" shall mean any response, removal, or other remedial action required by or initiated pursuant to the mandate of any Environmental Regulation or Governmental Authorities. Borrower shall initiate a Contamination assessment within 30 days of the date of this Agreement and shall diligently and continuously pursue those assessment efforts and any required remediation in good faith to completion in accordance with this section. Borrower shall keep Bank fully apprised at all times of the status of the assessment and remediation of the Contamination. Without limiting the generality of the foregoing, Borrower shall provide to Bank within ten days after the receipt copies of all reports and testing data generated by or on behalf of Borrower or the Consultants with respect to the assessment and remediation of the Contamination. Additionally, Borrower shall submit monthly written reports to Bank, in form and substance satisfactory to Bank, apprising Bank of the status of those activities and all material developments relating to the Contamination. Bank reserves the right to have an independent environmental consultant and/or Bank's legal counsel review such reports and data and Borrower agrees to pay the reasonable cost of that review. Borrower further agrees to allow Bank's consultant and other Bank representatives access to the Real Estate for purposes of conducting site inspections and verifications. For purposes of this Agreement, Borrower shall be deemed to have completed all required assessment and remediation efforts with respect to the Contamination when all regulatory mandates with respect to the assessment and remediation have been satisfied as evidenced by the delivery to Bank of (1) a written certification issued by Borrower's Consultants in form and substance acceptable to Bank, and its independent consultant and legal counsel, that all required assessment or remediation has been completed with respect to the Contamination, or (2) a "No Further Action Letter" issued by the appropriate Regulatory Agency, as determined by Bank and its independent consultant and legal counsel. Borrower shall complete required remediation efforts with respect to the Contamination within one year from the date of this Agreement.

          11.3 Escrow for Assessment and Remediation Costs.  At closing, Bank
               -------------------------------------------
will reserve from the amount available to be drawn under the Revolving Loan the sum of $40,000 to secure the satisfaction of Borrower's assessment and remediation obligations under this Agreement.

          11.4 Environmental Management of Mortgaged Property Facility.  The
               -------------------------------------------------------
parties to this Agreement acknowledge that, as of the date of this Agreement, Bank has not participated in the operation or management of the Real Estate or any facilities located on it and has not otherwise been in a position to influence financial management, environmental remediation, hazardous waste disposal, or hazardous material treatment affecting or relating to the Real Estate. Moreover, the parties acknowledge that nothing contained in this Agreement would grant to Bank the right or ability to meaningfully direct, influence, or control future decisions regarding environmental remediation on the Real Estate, the disposal or treatment of hazardous waste delivered to or otherwise represent on the Real Estate, or the financial management of the Real Estate. The parties also acknowledge that the obligations of Borrower and the limited rights of Bank under this Agreement with respect to the assessment and remediation of the Contamination are intended only to protect the value of the Collateral securing Bank's Loans.

          11.5 Indemnification.  Borrower shall defend, indemnify and hold
               ---------------
harmless Bank, its directors, officers, employees, accountants, attorneys, and agents (the "Indemnitees") from and against any and all claims, demands, judgments, damages, actions, causes of action, injuries, orders, penalties, costs and expenses (including attorneys' fees and costs of court) of any kind whatsoever arising out of or relating to any breach or default by Borrower or any other Person under this Agreement or any Loan Document or the failure of Borrower to observe, perform or discharge Borrower's duties hereunder or thereunder. Without limiting the generality of the foregoing, Borrower's obligation to indemnify Bank shall include indemnity from any and all claims, demands, judgments, damages, actions, causes of action, injuries, orders, penalties, costs, and expenses arising out of or in connection with the activities of Borrower, its predecessors in interest, third parties who have trespassed on Borrower's property, or parties in a contractual relationship with Borrower, whether or not occasioned wholly or in part by any condition, accident or event caused by an act or omission of the Indemnitees, which: (a) arise out of the actual, alleged or threatened discharge, dispersal, release, storage, treatment, generation, disposal, or escape of radioactive materials, radioactivity, pollutants or other toxic or hazardous substances, including any solid, liquid, gaseous, or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals, and waste (including materials to be recycled, reconditioned or reclaimed); or (b) actually or allegedly arise out of the use, specification, or inclusion of any product, material, or process containing chemicals or radioactive material, the failure to detect the existence or proportion of chemicals or radioactive material in the soil, air, surface water or groundwater, or the performance or failure to perform the abatement of any pollution source or the replacement or removal of any soil, water, surface water, or groundwater containing chemicals or radioactive material; or (c) arises out of or relates to breach by Borrower of any of the provisions of Section 5.22 ("Environmental Matters"); or (d) arise out of the Contamination, the breach of any of Borrower's obligations under this Agreement relating to the Contamination or the assessment or remediation of the Contamination, including all costs of remediation or "clean-up" of the Contamination, costs of determining whether the Real Estate is in compliance with applicable Environmental Regulations, and all of Bank's attorney's fees, consultants' fees, and court costs associated with the existence, assessment, or remediation of the Contamination. The obligations of Borrower under this section shall survive any termination of this Agreement.

     12.  Miscellaneous.
          -------------

          12.1 Costs and Expenses.  Borrower shall bear all expenses of Banks
               ------------------
(including fees and expenses of its counsel) in connection with the preparation of this Agreement and the Loan Documents, and the issuance and delivery of the Notes to Bank and also in connection with any amendment or modification thereto. Borrower agrees to indemnify and save Bank harmless against all broker's and finder's fees, if any. If, at any time or times hereafter, whether before or after the occurrence of an Event of Default, Bank employs counsel to advise or provide other representation with respect to this Agreement or the other Loan Documents, or to collect the balance of the Loans or other obligations, or to take any action in or with respect to any suit or proceeding relating to this Agreement or any of the Loan Documents, or to protect, collect, or liquidate the Collateral or to attempt to enforce any security interest or Lien granted to Bank by Borrower; then in any such events, all of the reasonable attorneys' fees arising from such services and any expenses, costs and charges relating thereto shall constitute additional obligations of Borrower payable on demand of Bank. Without limiting the foregoing, Borrower shall pay or reimburse Bank for all recording and filing fees, intangibles taxes, documentary and revenue stamps, other taxes or other expenses and charges payable in connection with this Agreement, the Notes or any Loan Document, or the filing of any Loan Document, financing statements or other instruments required by Bank in connection with the Loans.

          12.2 Waivers of Provisions.  All amendments of this Agreement and
               ---------------------
all waivers and suspensions by Bank of any provision of this Agreement or of the Loan Documents and all waivers and suspensions by Bank of any default or Event of Default hereunder shall be effective only if (i) in writing and signed by a duly authorized representative of Bank and (ii) accompanied by such fees and charges as may be imposed by Bank in connection with the amendment. The fees may include out-of-pocket expenses incurred by Bank in administration of the Loan or in evaluation of the proposed waiver, amendment or suspension, as well as additional facility fees and administrative fees that may be required by Bank in connection with Borrower's request. The fees may include additional compensation to Bank for the extension of the credit facilities represented by the Loan. Any such amendment, waiver, or suspension may be granted only in the sole discretion of Bank.

          12.3 Actions Not Constituting a Waiver.  Neither (i) the failure
               ---------------------------------
at any time or times hereafter to require strict performance by Borrower of any of its provisions, warranties, terms and conditions contained in this Agreement or any other agreement, document or instrument now or hereafter executed by Borrower, and delivered to Bank, nor (ii) the failure of Bank to take action or to exercise its remedies with respect to any default or Event of Default hereunder, nor (iii) any delay or omission of Bank to exercise any right, remedy, power, or privilege hereunder after the occurrence of a default or Event of Default, shall act to waive, affect, or diminish any right of Bank to demand strict compliance with the terms of this Agreement or to exercise remedies with respect to any default or Event of Default.

          12.4 Headings; Exhibits.  Except for the definitions set forth in
               ------------------
Article 1, the headings of the articles, sections, paragraphs and subdivisions of this Agreement are for convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof. Unless otherwise expressly indicated, all references in this Agreement to a section or an exhibit are to a section or an exhibit of this Agreement. All exhibits referred to in this Agreement are an integral part of it and are incorporated by reference in it.

          12.5 Right of Setoff.  Upon and after the occurrence of any Event of
               ---------------
Default, Bank may, and is hereby authorized by Borrower, at any time and from time to time, to the fullest extent permitted by applicable laws, and without advance notice to Borrower (any such notice being expressly waived by Borrower), setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and any other indebtedness at any time owing by Bank to, or for the credit or the account of, Borrower against any or all of the Obligations of Borrower now or hereafter existing whether or not such Obligations have matured and irrespective of whether Bank has exercised any other rights that it has or may have with respect to such Obligations, including, without limitation, any acceleration rights. The aforesaid right of setoff may be exercised by Bank against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of the creditors, receiver, or execution, judgment or attachment creditor of Borrower, or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by Bank prior to the making, filing or issuance, or service upon Bank of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena, order or warrant. Bank agrees to notify Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Bank under this Section are in addition to the other rights and remedies (including, without limitation, other rights of setoff) which Bank may have.

          12.6 Survival of Covenants.  All covenants, agreements,
               ---------------------
representations and warranties made herein and in certificates or reports delivered pursuant hereto shall be deemed to have been material and relied on by Bank, notwithstanding any investigation made by or on behalf of Bank, and shall survive the execution and delivery to Bank of any Note or Loan Document. All provisions in this Agreement for indemnification of Bank or payment of its costs and expenses survive any termination of this Agreement.

          12.7 Addresses.  Any notice or demand which by any provision of
               ---------
this Agreement is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes by being delivered in person or by facsimile to the party to whom the notice or demand is directed or by being sent as first class mail, postage prepaid, to the following address: If to Borrower, Display Technologies, Inc., 5029 Edgewater Drive, Orlando, Florida 32810,
Attention: J. William Brandner and with a copy to:  Marshall S. Harris, General
                                   --------------
Counsel, 5029 Edgewater Drive, Orlando, Florida 32810; or if any other address shall at any time be designated by Borrower in writing to the holders of record of the Note at the time of such designation to such other address; and if to Bank, P. O. Box 2554, Birmingham, Alabama 35290, Attention: Asset-Based Lending

Department (telecopy no. 205-254-4369), and with a copy to: SouthTrust Bank,
                                            --------------
National Association, 1060 West International Speedway Boulevard, Daytona Beach, Florida 32114, Attention: Commercial Banking Manager (telecopy no. (904)756-
6092); or if any other address shall at any time be designated in writing to Borrower, to such other address.

          12.8  Venue and Jurisdiction.  Borrower agrees that any legal
                ----------------------
action brought by Bank to collect the Loans or any Obligation or to assert any claim against Borrower under any Loan Document, or any part thereof, may be brought in any court in the State of Florida having subject matter jurisdiction and that any such court will have non-exclusive jurisdiction, waives its right to object to any such action on grounds it is brought in the improper venue, and irrevocably consents that any legal action or proceeding against it under, arising out of, or in any manner relating to the Loans, the Obligations, or any Loan Document may be brought in the Circuit Court of Hillsborough County, Florida, or in any other Circuit Court of the State of Florida or in the U.S. District Court for the Middle District of Florida. Any judicial proceeding by Borrower against Bank under any Loan Document shall be brought only in one of the foregoing courts in Florida. Borrower, by the execution of this Agreement, expressly and irrevocably assents and submits to the non-exclusive personal jurisdiction of any such court in any such action or proceeding. Borrower consents to the service of process relating to any such action or proceeding by mail to the address set forth in this Agreement.

          12.9  Benefits.  All of the terms and provisions of this Agreement
                --------
shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Borrower may not assign any of its rights or obligations hereunder without the prior written consent of Bank.

          12.10 Controlling Law.  This Agreement shall be governed by and
                ---------------
construed in accordance with the laws of the State of Florida; provided, however, that if any of the Collateral shall be located in any jurisdiction other than Florida, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Bank's lien upon such Collateral and the enforcement of Bank's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of Florida.

          12.11 Participation.  Borrower acknowledges that Bank may, at its
                -------------
option, sell participation interests in the Loans to participating banks. The amounts of any such participations shall be determined solely by Bank. Borrower agrees with each present and future participant in the Loans, the names and addresses of which will be furnished to Borrower, that if an Event of Default should occur, each present and future participant shall have all of the rights and remedies of Bank with respect to any deposit due from any participant to Borrower. The execution by a participant of a participation agreement with Bank, and the execution by Borrower of this Agreement, regardless of the order of execution, shall evidence an agreement between Borrower and said participant in accordance with the terms of this Section.

          12.12 Miscellaneous.  Time is of the essence with respect to this
                -------------
Agreement. This Agreement and the instruments and agreements referred to herein or called for hereby supersede and incorporate all representations, promises, and statements, oral or written, made by Bank in connection with the Loans. This Agreement may not be varied, altered, or amended except by a written instrument executed by an authorized officer of Bank. In the event of a conflict between this Agreement and any other Loan Document, the terms of this Agreement will control. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument. Any provision in this Agreement which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provisions hereof.

          12.13 Joint and Several Liability.  All obligations of each Person
                ---------------------------
named as Borrower shall be joint and several obligations of all such Persons.

          12.14 Limitation of Grant.  Nothing in this Agreement, whether
                -------------------
express or implied, is intended or should be construed to confer upon, or to grant to, any person, except Bank and Borrower, any right, remedy, or claim under or because of either this Agreement or any provision of it. The rights, duties, and obligations of Borrower under this Agreement are not assignable or delegable.

          12.15 Amendment and Supplement to 1997 Agreement.  This Agreement
                ------------------------------------------
amends and supplements the Credit and Security Agreement dated as of August 1, 1997, between Bank and Borrower, executed in connection with issuance of the 1997 Letter of Intent.

          12.16 WAIVER OF RIGHT TO TRIAL BY JURY.  BORROWER AND BANK HEREBY
                --------------------------------
WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, THE NOTES, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AND BANK AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.


                   [Remaining page intentionally left blank.]

     IN WITNESS WHEREOF, each of Borrower and Bank has caused this instrument to be executed by its duly authorized officer.


                              BORROWER:

                              DISPLAY TECHNOLOGIES, INC., a Nevada corporation

                              By:/s/ J. William Brander
                                 -----------------------------------------------
                                 J. William Brandner,
                                 President/Chief Executive Officer


                              AD ART ELECTRONIC SIGN CORPORATION, a Florida corporation

                              By:/s/ J. William Brandner
                                 -----------------------------------------------
                                 J. William Brandner, Chairman



                              CERTIFIED MAINTENANCE SERVICE, INC., a Florida corporation

                              By:/s/ J. William Brandner
                                 -----------------------------------------------
                                 J. William Brandner, Chairman


                              DON BELL INDUSTRIES, INC., a Florida corporation

                              By:/s/ J. William Brandner
                                 -----------------------------------------------
                                 J. William Brandner, Chairman



                              J. M. STEWART MANUFACTURING, INC., a Florida corporation

                              By:/s/ J. William Brandner
                                 -----------------------------------------------
                                 J. William Brandner, Chairman


                              LA-MAN CORPORATION, a Nevada corporation

                              By:/s/ J. William Brandner
                                 -----------------------------------------------
                                 J. William Brandner, Chairman

                              J. M. STEWART CORPORATION, a Florida corporation

                              By:/s/ J. William Brandner
                                 -----------------------------------------------
                                 J. William Brandner, Vice President


                              J. M. STEWART INDUSTRIES, INC., a Florida corporation

                              By:/s/ J. William Brandner
                                 -----------------------------------------------
                                 J. William Brandner, Vice President


                              VISION TRUST MARKETING, INC., a Florida
                              corporation

                              By:/s/ J. William Brandner
                                 -----------------------------------------------
                                 J. William Brandner, President


                              BANK:

                              SOUTHTRUST BANK, NATIONAL
                              ASSOCIATION

                              By:/s/ Sie Kamide
                                 -----------------------------------------------
                                     Name: SIE KAMIDE
                                           -------------------------------------
                                     Its: GROUP VICE PRESIDENT
                                          --------------------------------------